THE INFINITY MUTUAL FUNDS, INC.
                                    ISG FUNDS

  o   International Equity Fund             o  Municipal Income Fund
  o   Small-Cap Opportunity Fund            o  Limited Term Tennessee Tax-
                                                Exempt Fund
  o   Mid-Cap Fund                          o  Prime Money Market Fund
  o   Capital Growth Fund                   o  Government Money Market Fund
  o   Large-Cap Equity Fund                 o  Treasury Money Market Fund
  o   Equity Income Fund                    o  Tax-Exempt Money Market Fund
  o   Income Fund                           o  Aggressive Growth Portfolio
  o   Government Income Fund                o  Growth Portfolio
  o   Limited Term Income Fund              o  Growth & Income Portfolio
  o   Limited Term U.S. Government          o  Moderate Growth & Income
       Fund                                     Portfolio
  o  Tennessee Tax-Exempt Fund              o  Current Income Portfolio


        CLASS A SHARES, CLASS B SHARES AND INSTITUTIONAL (CLASS I) SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1999
                            AS REVISED JUNE 25, 1999

          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the applicable current Prospectus for the ISG Funds listed above (each, a "Fund" and collectively, the "Funds") of The Infinity Mutual Funds, Inc. (the "Company"), dated May 1, 1999, as it may be revised from time to time. To obtain a copy of the Prospectus, please write to the Company at 3435 Stelzer Road, Columbus, Ohio 43219-3035. This Statement of Additional Information relates only to the Funds and not to any of the Company's other portfolios.

          The most recent Annual Report and Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                      PAGE

Description of the Company and the Funds...............................B-3
Management of the Company.............................................B-48
Management Arrangements...............................................B-51
Purchase and Redemption of Shares.....................................B-65
Determination of Net Asset Value......................................B-80
Shareholder Services and Privileges...................................B-83
Performance Information...............................................B-88
Dividends, Distribution and Taxes....................................B-101
Portfolio Transactions...............................................B-104
Information About the Company and the Funds..........................B-107
Counsel and Independent Auditors.....................................B-120
Financial Statements.................................................B-121
Appendix ............................................................B-122

                    DESCRIPTION OF THE COMPANY AND THE FUNDS

GENERAL

          The Company is a Maryland corporation organized on March 6, 1990. Each Fund is a separate portfolio of the Company, an open-end management investment company, known as a mutual fund. Each of the Large-Cap Equity, Small-Cap Opportunity, Mid-Cap, Municipal Income, Government Income, Prime Money Market, Government Money Market, Treasury Money Market and Tax-Exempt Money Market Funds is a diversified investment company, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. Each other Fund is a non-diversified investment company, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act").

          First American National Bank (the "Adviser") serves as each Fund's investment adviser.

          BISYS Fund Services Ohio, Inc. (the "Administrator") serves as each Fund's administrator.

          BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of the Administrator, serves as each Fund's distributor.

STRATEGIC PORTFOLIOS

          Each of the Aggressive Growth Portfolio, Growth Portfolio, Growth & Income Portfolio, Moderate Growth & Income Portfolio and Current Income Portfolio (collectively, the "Strategic Portfolios") seeks to achieve its investment objective by allocating its assets among other mutual funds ("Underlying Funds") advised by the Adviser, within predetermined strategy ranges, as set forth below. The Adviser will make allocation decisions according to its outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

          Each Strategic Portfolio will invest its assets in Institutional Shares of the following Underlying Funds within the strategy ranges (expressed as a percentage of the Strategic Portfolio's assets) indicated below:


                                                             Strategy Ranges
                                    -----------------------------------------------------------------------------------------
UNDERLYING FUND                                                                               MODERATE
---------------                     AGGRESSIVE                            GROWTH &            GROWTH &           CURRENT
                                    GROWTH              GROWTH            INCOME              INCOME             INCOME
                                    PORTFOLIO           PORTFOLIO         PORTFOLIO           PORTFOLIO          PORTFOLIO
                                    ---------           ---------         ---------           ---------          ---------

Large-Cap Equity Fund                 0-70%              0-65%             15-25%               5-15%               0%
Capital Growth Fund                   0-45%              0-25%             15-25%               5-15%               0%
Equity Income Fund                       0%              0-25%             15-25%               5-15%               0%
Mid-Cap Fund                          0-30%              0-25%              0-20%                  0%               0%
Small-Cap Opportunity Fund            0-30%              0-25%              0-20%                  0%               0%
International Equity Fund             0-20%              0-15%              0-15%                  0%               0%
Government Income Fund                   0%              0-25%              0-60%               0-70%               0%
Income Fund                              0%                 0%                 0%                  0%           35-55%
Limited Term Income Fund                 0%                 0%              0-20%               0-45%           40-60%
Prime Money Market Fund               0-30%              0-20%              0-20%               0-20%            0-30%


          The Strategic Portfolios' selection of the Underlying Funds in which to invest, as well as the percentage of a Strategic Portfolio's assets which can be invested in each Underlying Fund, are not fundamental investment policies and can be changed without the approval of shareholders.

          Changes in the net asset value of the Underlying Funds may affect cash income, if any, derived from these investments and will affect a Strategic Portfolio's net asset value. Because each Strategic Portfolio invests primarily in other mutual funds, which fluctuate in value, the Strategic Portfolio's shares will correspondingly fluctuate in value. Although the Strategic Portfolios normally seek to remain substantially fully invested in the Underlying Funds, each Strategic Portfolio may invest temporarily in certain short-term obligations. Such obligations may be used to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. Each Strategic Portfolio also may borrow money for temporary or emergency purposes.

          The 1940 Act permits the Strategic Portfolios to invest without limitation in other investment companies that are part of the same "group of investment companies" (as defined in the 1940 Act), such as the Strategic Portfolios and the Underlying Funds, provided that the Strategic Portfolios observe certain limitations on the amount of sales loads and distribution-related fees that are borne by shareholders and do not invest in other funds of funds.

          The following is additional information about the investment management policies of the Underlying Funds.

CERTAIN PORTFOLIO SECURITIES

          The following information supplements and should be read in conjunction with the applicable Funds' Prospectus.

          U.S. TREASURY SECURITIES. (All Funds) Each Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

          U.S. GOVERNMENT SECURITIES. (All Funds) In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal. The Treasury Money Market Fund will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States.

          BANK OBLIGATIONS. (All Funds, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may invest in bank obligations (other than those issued by the Adviser or its affiliates), including certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by the Fund are insured by the Bank Insurance Fund administered by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

          Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic branches of foreign banks, such as CDs and TDs, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation or governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. If a domestic bank with deposits insured by the FDIC becomes insolvent, unsecured deposits and other general obligations of such bank's foreign branches will be subordinated to the receivership expenses of the FDIC and such bank's domestic deposits and would be subject to the loss of principal to a greater extent than such bank's domestic branch deposits. The Prime Money Market Fund's investment in obligations of foreign subsidiaries of domestic banks are subject, to the extent required by 1940 Act, to the limitations on investing in the securities of other investment companies.

          Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

          In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, or by domestic branches of foreign banks, the Adviser carefully evaluates such investments on a case-by-case basis.

          Each of these Funds may purchase CDs issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, which are members of the FDIC, provided the Fund purchases any such CD in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. No Fund will own more than one such CD per such issuer.

          Each of these Funds may invest in short-term U.S. dollar denominated corporate obligations that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, finance companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. In such cases, the Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such cases, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

          Under normal circumstances, and as a matter of fundamental policy, the Prime Money Market Fund will "concentrate" at least 25% of its assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include CDs, TDs, bankers' acceptances and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. During periods when the Adviser determines that the Prime Money Market Fund should be in a temporary defensive position, the Fund may invest less than 25% of its total assets in the banking industry; during such times the Prime Money Market Fund's assets will be invested in accordance with its other investment policies. The Adviser may determine that the adoption of a temporary defensive position with respect to issuers in the banking industry is appropriate on the basis of such factors as political, economic, market or regulatory developments adversely affecting that industry as compared to the industries of other issuers of securities available for investment by the Prime Money Market Fund.

          COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Ratings Group ("S&P"), F-1 by Fitch IBCA, Inc. ("Fitch") or Duff-1 by Duff & Phelps Credit Rating Co. ("Duff"), or (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the Fund.

          REPURCHASE AGREEMENTS. (All Funds) Each Fund may enter into repurchase agreements which involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. The Fund's custodian or sub-custodian employed in connection with third-party repurchase transactions will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. In connection with its third-party repurchase transactions, the Fund will employ only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund entering into them. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy or insolvency proceedings are commenced with respect to the seller of the securities, realization on the securities by a Fund may be delayed or limited. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with registered or unregistered securities dealers or banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which such Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. The Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

          ZERO COUPON AND STRIPPED SECURITIES. (All Funds) Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Each Fund, except the Limited Term U.S. Government Fund, Prime Money Market Fund and Treasury Money Market Fund, also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. The Tennessee Tax-Exempt Fund will invest no more than 25% of the value of its net assets in zero coupon and stripped securities.

          FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which such Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

          FLOATING AND VARIABLE RATE OBLIGATIONS. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations purchased by such Fund.

          NOTES. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), provided such investments are consistent with its investment objective.

          PARTICIPATION INTERESTS AND TRUST RECEIPTS. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market Fund) Each of these Funds may purchase from financial institutions and trusts created by such institutions participation interests and trust receipts in securities in which it may invest and may enter into loan participation agreements. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the instrument is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the instrument will be backed by an irrevocable letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated instruments, the Adviser, acting upon delegated authority from the Company's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. Participation interests or trust receipts with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Adviser, acting as described above, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such instrument is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest or trust receipt is reduced subsequent to its purchase by the Fund, the Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Fund should continue to hold the instrument. The guarantor of a participation interest or trust receipt will be treated as a separate issuer. For certain participation interests and trust receipts, the Fund will have the unconditional right to demand payment, on not more than seven days' notice, for all or any part of the Fund's interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

          GUARANTEED INVESTMENT CONTRACTS. (Each Fund, except the Limited Term U.S. Government Fund, Government Money Market Fund and Treasury Money Market
Fund) Each of these Funds may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such a contract, the Fund would make cash contributions to a deposit fund of the insurance company's general account. The insurance company would then credit to the Fund on a monthly basis interest which is based on an index (in most cases the Salomon Smith Barney CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund currently does not expect to invest more than 5% of its net assets in GICs.

          ILLIQUID SECURITIES. (All Funds) Each Fund may invest up to 15% (10% in the case of the Capital Growth, Equity Income, Income, Limited Term Income, Limited Term U.S. Government, Tennessee Tax-Exempt, Limited Term Tennessee Tax-Exempt, and Money Market Funds) of the value of its net assets in illiquid securities. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, restricted securities other than those the Adviser has determined to be liquid pursuant to guidelines established by the Company's Board and repurchase agreements maturing in more than seven days. Commercial paper issues include securities issued by major corporations without registration under the 1933 Act, in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof and commercial paper and medium term notes issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper ordinarily is resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

          In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

          To facilitate the increased size and liquidity of the institutional markets for unregistered securities, the Securities and Exchange Commission adopted Rule 144A under the 1933 Act. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended, generally is eligible to be sold in reliance on the safe harbor of Rule 144A. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. Where a substantial market of qualified institutional buyers has developed for certain restricted securities purchased by the Fund pursuant to Rule 144A under the 1933 Act, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Adviser to monitor carefully each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

          FORWARD COMMITMENTS. (All Funds) Each Fund may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. Each Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

          Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

          INVESTMENT COMPANY SECURITIES. (All Funds) Each Fund may invest in securities issued by other investment companies which principally invest in securities of the type in which such Fund invests. Under the 1940 Act, a Fund's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of such Fund's total assets with respect to any one investment company and
(iii) 10% of such Fund's total assets in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

          CONVERTIBLE SECURITIES. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income, International Equity, Income and Limited Term Income Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

          WARRANTS. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Equity Income, Mid-Cap and International Equity Funds) A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. A Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

          MORTGAGE-RELATED SECURITIES. (Income, Capital Growth, Equity Income, Government Income and Limited Term Income Funds) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts ("REITs"), including debt and preferred stock issued by REITs, as well as other real estate-related securities. The mortgage-related securities in which the Fund may invest include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates.

GOVERNMENT AGENCY SECURITIES--Mortgage-related securities issued by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.

GOVERNMENT RELATED SECURITIES--Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the Untied States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA.

          Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

PRIVATE ENTITY SECURITIES--These mortgage-related securities are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Fund or the price of the Fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

COMMERCIAL MORTGAGE-RELATED SECURITIES--Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are structured to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

          Each of these Funds may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

          The market for commercial mortgage-related securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-related securities. In addition, commercial lending generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")--A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) Ginnie Mae, Fannie Mae, or Freddie Mac pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities, or
(e) any combination thereof. Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Funds also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such a LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

          Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The Fund's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

STRIPPED MORTGAGE-BACKED SECURITIES--Each of these Funds also may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

REAL ESTATE INVESTMENT TRUSTS--A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

          REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

ADJUSTABLE-RATE MORTGAGE LOANS ("ARMS")--ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

OTHER MORTGAGE-RELATED SECURITIES--Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

          ASSET-BACKED SECURITIES. (Capital Growth, Equity Income, Income, Limited Term Income, Government Income and Prime Money Market Funds) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Funds may invest in these and other types of asset-backed securities that may be developed in the future.

          The Prime Money Market Fund may purchase asset-backed securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

          Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

          AMERICAN DEPOSITARY RECEIPTS. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income and International Equity Funds) Each of these Funds may invest in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. Each of these Funds may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          STANDARD & POOR'S DEPOSITARY RECEIPTS. (Capital Growth and Equity Income Funds) These securities, commonly referred to as "spiders," represent an interest in a fixed portfolio of common stocks designed to track the price and dividend yield performance of the Standard & Poor's 500 Index or the Standard & Poor's MidCap 400 Index, as the case may be.

          MUNICIPAL OBLIGATIONS. (Income, Limited Term Income, Municipal Income, Limited Term Tennessee Tax-Exempt, Tennessee Tax-Exempt, Tax-Exempt Money Market and, to a limited extent, Prime Money Market Funds) The term "Municipal Obligations" generally includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal; the interest paid on such obligations may be exempt from Federal income tax, although current tax laws place substantial limitations on the size of such issues. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

          Municipal Obligations bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the Municipal Obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligations and purchased and sold separately.

          Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders thereof. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals.

          The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation and rating of the issue. The imposition of the advisory and administration fees, as well as other Fund operating expenses, will have the effect of reducing the yield to investors.

          Each of these Funds may invest up to 5% of the value of its total assets in municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations"). Lease obligations have special risks not ordinarily associated with Municipal Obligations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. Certain lease obligations in which these Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In addition, no assurance can be given as to the liquidity of certain lease obligations. The staff of the Securities and Exchange Commission currently considers certain lease obligations to be illiquid. The Company's Board of Directors has established guidelines for the Adviser to determine the liquidity and appropriate valuation of lease obligations based on factors which include:
(1) the frequency of trades and quotes for the lease obligation or similar securities; (2) the number of dealers willing to purchase or sell the lease obligation or similar securities and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security or similar securities; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer.

          Each of these Funds may purchase tender option bonds and similar securities. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.

          The Fund will purchase tender option bonds only when it is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, each of these Funds expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that is valued at fair value.

          RATINGS OF MUNICIPAL OBLIGATIONS. Subsequent to its purchase by a Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but the Adviser will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's, S&P or Fitch for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Fund's Prospectus and this Statement of Additional Information. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

          The average dollar-weighted credit rating of the Municipal Obligations held by the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund will be at least A- by Moody's, S&P or Fitch. To further limit risk, each Municipal Obligation in which the Fund may invest must be rated, in the case of bonds, at least Baa by Moody's or at least BBB by S&P and Fitch. Each Fund may invest in short-term Municipal Obligations which are rated in the two highest categories by Moody's, S&P or Fitch. The average dollar-weighted portfolio credit rating will be measured on the basis of the dollar value of the Municipal Obligations purchased and their credit rating without reference to rating subcategories. The Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund also may invest in Municipal Obligations which, while not rated, are determined by the Adviser to be of comparable quality to the rated securities in which the Fund may invest.

          The average distribution of investments (at value) in Municipal Obligations by ratings for the fiscal year ended December 31, 1998 computed on a monthly basis, for the Municipal Income Fund, Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund was as follows:


                               Percentage of Value

                                                               Limited Term
                                Municipal       Tennessee        Tennessee
                                 Income         Tax-Exempt      Tax-Exempt
Moody's    Fitch    S&P           Fund            Fund             Fund
-------    -----    ----        ----------      ----------     --------------
Aaa        AAA      AAA           48.0%           65.9%            25.5%
Aa         AA       AA            47.4%           31.5%            55.6%
A          A        A              4.6%            2.6%            15.1%
Baa        BBB      BBB             -               -               3.8%
                                 -------         -------          ------
                                 100.0%          100.0%           100.0%
                                 ======          ======           ======

MANAGEMENT POLICIES

          INVESTMENT TECHNIQUES AND PORTFOLIO TURNOVER RATES. (All Funds) Each Fund may engage in various investment techniques the use of which involves risk. Investors in the Municipal Income, Tennessee Tax-Exempt or Limited Term Tennessee Tax-Exempt Funds should be aware that the use of these techniques may give rise to taxable income. Using these techniques may produce higher than normal portfolio turnover for a Fund and may affect the degree to which its net asset value fluctuates.

          Portfolio turnover may vary from year to year, as well as within a year. No Fund will consider portfolio turnover to be a limiting factor in making investment decisions. Under normal market conditions, the portfolio turnover rate for the current fiscal year is anticipated to be less than 200% for the Small-Cap Opportunity Fund, Mid-Cap Fund, Capital Growth Fund, International Equity Fund, Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund, and is anticipated to be less than 100% for the Large-Cap Equity Fund, Equity Income Fund, Income Fund, Limited Term Income Fund, Municipal Income Fund, Government Income Fund, Limited Term U.S. Government Fund and each Strategic Portfolio. A portfolio turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once in the course of a year. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. In addition, short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. Each Money Market Fund will have a high portfolio turnover, but that should not adversely affect the Fund since it usually does not pay brokerage commissions when it purchases short-term debt obligations.

          DURATION. (Income, Limited Term Income, Limited Term U.S. Government Income and Limited Term Tennessee Tax-Exempt Funds) Each of these Funds follows a controlled duration strategy. As a measure of a fixed income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of the Fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

          LENDING PORTFOLIO SECURITIES. (All Funds) From time to time, each Fund may lend securities from its investment portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the relevant Fund's total assets. In connection with such loans, each Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund can increase its income through the investment of such collateral. Each Fund continues to be entitled to payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Fund. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

          OPTIONS TRANSACTIONS. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income, Government Income and International Equity Funds) Each of these Funds may purchase call and put options in respect of specific securities in which the Fund may invest and write covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered call option sold by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by the Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by the Fund is covered when, among other things, permissible liquid assets are placed in a segregated account to fulfill the obligation undertaken.

          The principal reason for the Fund writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on its portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

          So long as the Fund's obligation as the writer of an option continues, it may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          While it may choose to do otherwise, the Fund generally will purchase or write only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that otherwise may interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

          The Fund intends to treat options in respect of specific securities that are not traded on a national securities exchange and the securities underlying covered call options written by the Fund as illiquid securities.

          STOCK INDEX OPTIONS. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income and International Equity Funds) Each of these Funds may purchase and write put and call options on stock indexes listed on national securities exchanges or traded in the over-the-counter market to the extent of 15% of the value of its net assets. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

          The effectiveness of the Fund's purchasing or writing stock index options will depend upon the extent to which price movements in its portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

          When the Fund writes an option on a stock index, it will place in a segregated account permissible liquid assets in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or will otherwise cover the transaction.

          FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income, International Equity, Tennessee Tax-Exempt and Limited Term Tennessee Tax-Exempt Funds) None of these Funds will be a commodity pool. However, as a substitute for a comparable market position in the underlying securities or for hedging purposes, each of these Funds may engage in futures and options on futures transactions, as described below.

          The commodities transactions of each of these Funds must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, none of these Funds may engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Fund's total assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, each of these Funds may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount at least equal to the value of the underlying commodity.

          Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Company's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, which will operate to terminate its existing position in the contract.

          Although each of these Funds intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the relevant Fund to substantial losses. If it is not possible, or the Fund determines not, to close a futures position in anticipation of adverse price movements, it will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract. However, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

          To the extent a Fund is engaging in a futures transaction as a hedging device, because of the risk of an imperfect correlation between securities in a portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective if, for example, losses on the portfolio securities exceed gains on the futures contract or losses on the futures contract exceed gains on the portfolio securities. For futures contracts based on indexes, the risk of imperfect correlation increases as the composition of a Fund's investments varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

          Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market or interest rates. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting the value of securities held in its portfolio and prices increase instead, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

          Call options sold by a Fund with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying, or instruments the prices of which are expected to move relatively consistently with, the instruments underlying the futures contract. Put options sold by a Fund with respect to futures contracts will be covered in the same manner as put options on specific securities as described above.

          Upon exercise of an option, the writer of the option delivers to the holder of the option the futures position and the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. (Large-Cap Equity, Capital Growth, Small-Cap Opportunity, Mid-Cap, Equity Income and International Equity Funds) Each of these Funds may purchase and sell stock index futures contracts and options on stock index futures contracts to the extent of 15% of the value of its net assets.

          A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, each of these Funds intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

          Each of these Funds may use index futures as a substitute for a comparable market position in the underlying securities.

          INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. (Tennessee Tax-Exempt and Limited Term Tennessee Tax-Exempt Funds) Each of these Funds may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position and to hedge against adverse movements in interest rates to the extent of 15% of the value of its net assets.

          To the extent the Fund has invested in interest rate futures contracts or options on interest rate futures contracts as a substitute for a comparable market position, the Fund will be subject to the same investment risks had it purchased the securities underlying the contract.

          Each of these Funds may purchase call options on interest rate futures contracts to hedge against a decline in interest rates and may purchase put options on interest rate futures contracts to hedge its portfolio securities against the risk of rising interest rates. The Fund may sell call options on interest rate futures contracts to partially hedge against declining prices of portfolio securities. The Fund may sell put options on interest rate futures contracts to hedge against increasing prices of the securities which are deliverable upon exercise of the futures contracts.

          Each of these Funds also may sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's investment securities which are the subject of the hedge.

          FUTURE DEVELOPMENTS. Each Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with its investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

          FOREIGN CURRENCY TRANSACTIONS. (International Equity Fund) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on the ability of the Fund's Sub-Adviser to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

          SHORT-SELLING. (International Equity Fund and, to a limited extent, Capital Growth, Equity Income, Income, Limited Term Income, Limited Term U.S. Government, Tennessee Tax-Exempt and Limited Term Tennessee Tax-Exempt Funds) In these transactions the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. Each of these Funds, other than the International Equity Fund, will limit its short sales to those that are "against the box," a transaction in which the Fund enters into a short sale of a security which it owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. At no time will any of these Funds have more than 15% of the value of its net assets in deposits on short sales against the box.

          BORROWING MONEY. (All Funds) As a fundamental policy, each Fund is permitted to borrow money in an amount up to 33-1/3% of the value of its total assets. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 33-1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, such Fund will not make any investments. In addition, each Money Market Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.

          REVERSE REPURCHASE AGREEMENTS. (Prime Money Market, Government Money Market and Treasury Money Market Funds only) Each of these Funds may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, the Fund may be exposed to greater potential fluctuations in the value of its assets and its net asset value per share. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Company's Directors have considered the risks to each of these Funds and their shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with such Fund's investment objective and management policies. The Fund will maintain in a segregated account permissible liquid assets equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission.

INVESTMENT CONSIDERATIONS AND RISK FACTORS

          RISK OF INVESTING IN MUNICIPAL OBLIGATIONS. (Municipal Income, Tennessee Tax-Exempt, Limited Term Tennessee Tax-Exempt and Tax-Exempt Money Market Funds) Each of these Funds may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects or securities whose issuers are located in the same state. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce its available yield. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Company would reevaluate the Fund's investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth in the Prospectus.

          RISK OF INVESTING IN TENNESSEE MUNICIPAL OBLIGATIONS. (Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund) Investors in the Tennessee Tax-Exempt Fund and Limited Term Tennessee Tax-Exempt Fund should consider carefully the special risks inherent in such Funds' investment in Tennessee Municipal Obligations. These risks result from the financial condition of the State of Tennessee. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of Tennessee (the "State") and various local agencies, available as of the date of the Statement of Additional Information. While the Company has not independently verified such information, it has no reason to believe that such information is not correct in all material respects.

          The Constitution of the State of Tennessee requires a balanced budget. In 1978, the voters of the State of Tennessee approved an amendment to the State Constitution requiring that (1) the total expenditures of the State for any fiscal year may not exceed the State's revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) in no year may the rate of growth of appropriations from State tax revenues exceed the estimated rate of growth of the State's economy. In the past the Governor and the General Assembly have had to restrict expenditures to comply with the State Constitution.

          Tennessee's fiscal year 1997-98 budget completed a six year plan for funding of improvements in the Basic Education Program for public schools and of teacher salary equalization, funded certain crime legislation aimed at juvenile crime, and expanded TennCare enrollment to all children without access to health insurance. The reduction in retirement contributions sufficient to fund contingency appropriations for a compound cost-of-living retirement adjustment, a 3.6% retirement adjustment, and a 1.5% salary increase for state employees, teachers and higher education was confirmed effective January 1, 1998. The General Assembly approved $60.8 million in general obligation bonds (excluding highway bonds), of which $24.8 million was for higher education projects, to fund part of the $93.1 million capital projects program.

          A budget transfer of $43 million from the Tennessee Housing Development Agency dedicated tax revenues, reserves and other funds was made as of June 30, 1998, to the State's General Fund. Such transfer did not impact the ratings on the Agency's outstanding debt.

          The Governor's $15.4 billion budget for fiscal year 1998-99 was amended and approved April 29, 1998. The budget includes a 1,049 reduction in then existing staff positions and an increase of 406 positions necessary for recommended improvements. The base budget includes a $57.1 million reduction in expenditures from General Fund taxes ($66.2 million from all tax sources). The improvement budget of $370 million from General Fund taxes includes $66.3 million for the Basic Education Program for public schools; $20.3 million for higher education operating budgets; $67.8 million for TennCare; $21 million for new prison beds and operating requirements; and a 2% salary increase effective January 1, 1999. The Governor recommended and the General Assembly passed $265.5 million in general obligation bonds (excluding highway bonds), of which $196.2 million is for higher education projects, to fund part of the $322.7 million capital projects program.

          On February 8, 1999, the Funding Board reported to the Governor and the Chairmen of the Finance, Ways & Means Committees of the Tennessee General Assembly its revised consensus revenue estimates for fiscal year 1998-99 and the first estimates for fiscal year 1999-2000, which became the basis for the fiscal year 1998-99 revised estimates and the estimates for fiscal year 1999-2000. The growth estimates for fiscal year 1998-99 for the General Fund taxes range from 2.25% to 2.75% and for all tax collections range from 2.5% to 3.0%. The budget document for fiscal year 1999-2000 estimates growth of 2.43% in 1998-99 which is $69.8 million less than the budgeted estimate. The shortfall is offset by fiscal year 1997-98's surplus and available reserves in the current year.

          Revenue collections for the six months of August 1998 through January 1999 increased by 3.36% over the same period last year. General Fund collections are $2.6 billion which is $20.2 million less than budgeted. The undercollection was in the franchise and excise taxes.

          The estimated financial effects of the Governor's proposed "Tax Relief & Fairness Act of 1999", which repeals the sales tax on grocery food and replaces the franchise and excise taxes with the "fair business tax" -a 2.5% tax on business compensation and profits (with a $50,000 exemption on each), are included in the 1999-2000 budget. The budget contemplates a net revenue increase from the 1999 Tax Bill of $406 million in General Fund revenue consisting of $40.6 million to the Reserve for Revenue Fluctuations and $365.4 million to fund the 1999-2000 budget.

          The $16.568 billion budget recommended for fiscal year 1999-2000 includes no growth in positions. The base budget includes $42.3 million to fund supplemental appropriations. The improvement budget of $416 million from general fund taxes includes $68.9 million for the Basic Education Program for public schools; $25.6 million for higher education operating budgets; $142.3 million for TennCare; $13.6 million for new prison beds and local jail beds; $20 million for state employee compensation issues; and $26 million for a 1.7% salary increase effective January 1, 2000 for state employees, teachers and higher education employees. The Governor recommended $166.5 million in general obligation bonds (excluding highway bonds), of which $75.9 million is for higher education projects, to fund part of the $246.9 million capital projects program.

          LOWER RATED SECURITIES RISK. (Capital Growth and Equity Income Funds) Each of the Capital Growth Fund and Equity Income Fund is permitted to invest, to a limited extent, in securities rated as low as Ba by Moody's or BB by S&P, Fitch or Duff. Such securities, though higher yielding, are characterized by risk. See the "Appendix" for a general description of Moody's, S&P, Fitch and Duff ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

          Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time. These securities are considered by S&P, Moody's, Fitch and Duff generally to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

          Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

          Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

          These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

          Each of these Funds may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund does not have any arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

          The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon securities. Such zero coupon securities carry an additional risk in that, unlike securities which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. See "Dividends, Distributions and Taxes."

          MORTGAGE-RELATED SECURITIES RISK. (Capital Growth, Equity Income, Limited Term Income, Income and Government Income Funds) Mortgage-related securities in which these Funds may invest are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid than more traditional debt securities. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile. No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Company's Board of Directors. In accordance with such guidelines, the Adviser will monitor investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Fund intends to treat other stripped mortgage-backed securities as illiquid securities.

          Mortgage-related securities are subject to credit risks associated with the performance of the underlying mortgage properties. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than on those secured by loans on residential properties. In addition, these securities are subject to prepayment risk, although commercial mortgages typically have shorter maturities than residential mortgages and prepayment protection features. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. Certain mortgage-related securities that may be purchased by the Fund, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Fund's mortgage-related securities to decrease significantly, the Fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase.

          SIMULTANEOUS INVESTMENTS. (All Funds) Investment decisions for each Fund are made independently from those of the other investment companies, investment advisory accounts, custodial accounts, individual trust accounts and commingled funds that may be advised by the Adviser or, if applicable, sub-investment adviser. However, if such other investment companies or managed accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

INVESTMENT RESTRICTIONS

          Each Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of the Fund's outstanding voting shares. In addition, each Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, and only the Funds so indicated have adopted investment restrictions numbered 8 through 13 as additional fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940
Act) of such Fund's outstanding voting securities. Each Fund, except as otherwise indicated, has adopted investment restrictions numbered 14 through 19 as non-fundamental policies which may be changed by vote of a majority of the Company's Directors at any time. No Fund may:

          1. Invest in commodities, except that each Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          2. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but each Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

          3. Borrow money, except that each Fund may borrow up to 33-1/3% of the value of its total assets. For purposes of this investment restriction, a Fund's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

          4. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board of Directors.

          5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities, and except that the Municipal Income Fund, Tennessee Tax-Exempt Fund, Limited Term Tennessee Tax-Exempt Fund, Tax-Exempt Money Market Fund, Limited Term Income Fund and Income Fund each may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

          6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act). A Fund's permitted borrowings and transactions in futures and options, to the extent permitted under the 1940 Act, are not considered senior securities for purposes of this investment restriction.

          7. Purchase securities on margin, but each Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          The following investment restrictions numbered 8 and 9 are fundamental policies which apply only to the Prime Money Market Fund. The Prime Money Market Fund may not:

          8. Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Prime Money Market Fund's total assets may be invested without regard to any such limitation, provided that not more than 10% of its assets may be invested in securities issued or guaranteed by any single guarantor of obligations held by the Prime Money Market Fund.

          9. Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Prime Money Market Fund may invest less than 25% of its assets in bank obligations.

          The following investment restriction number 10 is a fundamental policy which applies to each Fund, except the Strategic Portfolios and Prime Money Market Fund. None of these Funds may:

          10. Invest more than 25% of its assets in the securities of issuers in any single industry, provided that, in the case of the Municipal Income Fund, Tennessee Tax-Exempt Fund, Limited Term Tennessee Tax-Exempt Fund and Tax-Exempt Money Market Fund, there shall be no such limitation on the purchase of tax-exempt municipal obligations and, in the case of each Fund, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          The following investment restrictions numbered 11 and 12 are fundamental policies which apply only to the Large-Cap Equity Fund, Small-Cap Opportunity Fund, Mid-Cap Fund, Municipal Income Fund and Government Income Fund. None of these Funds may:

          11. With respect to 75% of its total assets, invest more than 5% of its assets in the obligations of any single issuer. This investment restriction does not apply to the purchase of U.S. Government securities.

          12. Hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of the Fund's total assets.

          The following investment restriction number 13 is a fundamental policy which applies only to the Strategic Portfolios. None of the Strategic Portfolios may:

          13. Invest less than 25% of the value of its total assets in securities issued by investment companies or invest more than 25% of the value of its total assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                                      * * *

          14. Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote (as provided in the Company's Charter) the securities it owns as a shareholder in accordance with its views.

          15. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

          16. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% (10% in the case of the Capital Growth, Equity Income, Income, Limited Term Income, Limited Term U.S. Government, Tennessee Tax-Exempt, Limited Term Tennessee Tax-Exempt and Money Market Funds) of the value of the Fund's net assets would be so invested.

          17. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

          The following investment restrictions numbered 18 and 19 are non-fundamental policies which apply to each Fund, except the Strategic Portfolios, Large-Cap Equity Fund, Small-Cap Opportunity Fund, Mid-Cap Fund, International Equity Fund, Municipal Income Fund, Government Income Fund, Prime Money Market Fund, Government Money Market Fund, Treasury Money Market Fund and Tax-Exempt Money Market Fund. None of these Funds may:

          18. Purchase, sell or write puts, calls or combinations thereof, except as may be described in the Funds' Prospectus and this Statement of Additional Information.

          19. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

          For purposes of Investment Restriction No. 10, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                            MANAGEMENT OF THE COMPANY

          The Company's Board of Directors is responsible for the management and supervision of each Fund. The Board approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:


First American National Bank.....................    Investment Adviser and
                                                       Custodian
Lazard Asset Management..........................    Sub-Investment Adviser
Womack Asset Management, Inc.....................    Sub-Investment Adviser
Bennett Lawrence Management, LLC.................    Sub-Investment Adviser
BISYS Fund Services Limited
     Partnership.................................    Distributor
BISYS Fund Services Ohio, Inc....................    Administrator and Transfer
                                                       Agent
The Bank of New York.............................    Sub-Custodian


          Directors and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Director who is an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.

Name, Address                   Position(s) Held       Principal Occupation(s)
And Age                          With Company           During Past 5 Years
-------------                   -----------------    -------------------------

WILLIAM B. BLUNDIN*             President and        An employee of BISYS Fund
  90 Park Avenue                Chairman of the      Services, Inc., general
  New York, New York  10016     Board of Directors   partner of the Distributor.
  Age 60                                             Mr. Blundin also is an
                                                     officer of other investment
                                                     companies administered by
                                                     the Administrator or its
                                                     affiliates.

NORMA A. COLDWELL               Director             International Economist and
  3330 Southwestern Boulevard                        Consultant; Executive Vice
  Dallas, Texas  75225                               President of Coldwell
  Age 72                                             Financial Consultants;
                                                     Trustee and Treasurer of
                                                     Meridian House
                                                     International
                                                     (International Education
                                                     and Cultural Group); Member
                                                     of the Board of Advisors of
                                                     Meridian International
                                                     Center and Emerging Capital
                                                     Markets, S.A. (Montevideo,
                                                     Uruguay); formerly, Chief
                                                     International Economist of
                                                     Riggs National Bank,
                                                     Washington, D.C.

RICHARD H. FRANCIS              Director             Former Executive Vice
  40 Grosvenor Road                                  President and Chief
  Short Hills, New Jersey  07078                     Financial Officer of Pan
  Age 66                                             American World Airways,
                                                     Inc. (currently, debtor-in-
                                                     possession under the U.S.
                                                     Bankruptcy Code), March
                                                     1988 to October 1991;
                                                     Senior Vice President and
                                                     Chief Financial Officer of
                                                     American Standard Inc.,
                                                     1960 to March 1988.  Mr.
                                                     Francis is a director of
                                                     Allendale Mutual Insurance
                                                     and The Indonesia Fund,
                                                     Inc.

WILLIAM W. McINNEES             Director             Private investor.  From
  116 30th Avenue South                              July 1978 to February 1993,
  Nashville, Tennessee  37212                        he was Vice-President--
  Age 48                                             Finance and Treasurer of
                                                     Hospital Corp. of America.
                                                     He is also a director of
                                                     Gulf South Medical Supply
                                                     and Diversified Trust Co.

ROBERT A. ROBERTSON             Director             Private investor.  Since
  2 Hathaway Common                                  1991, President Emeritus,
  New Canaan, Connecticut  06840                     and from 1968 to 1991,
  Age 71                                             President of The Church
                                                     Pension Group, NYC.  From
                                                     1956 to 1966, Senior Vice
                                                     President of Colonial Bank
                                                     & Trust Co.  He is also a
                                                     director of Mariner
                                                     Institutional Funds, Inc.,
                                                     Mariner Tax-Free
                                                     Institutional Funds, Inc.,
                                                     UST Master Funds, UST
                                                     Master Tax Exempt Funds,
                                                     H.B. and F.H. Bugher
                                                     Foundation, Morehouse-
                                                     Barlow Co. Publishers, The
                                                     Canterbury Cathedral Trust
                                                     in America, The Living
                                                     Church Foundation and
                                                     Hoosac School.

JEFFREY C. CUSICK               Vice President and   An employee of BISYS Fund
  3435 Stelzer Road             Assistant            Services, Inc. since
  Columbus, Ohio  43219         Secretary            July 1995, and an officer
  Age 38                                             of other investment
                                                     companies administered by
                                                     the Administrator or its
                                                     affiliates.  From
                                                     September 1993 to
                                                     July 1995, he was Assistant
                                                     Vice President of Federated
                                                     Administrative Services.

WILLIAM TOMKO                   Vice President       An employee of BISYS Fund
  3435 Stelzer Road                                  Services, Inc. and an
  Columbus, Ohio  43219                              officer of other investment
  Age 38                                             companies administered by
                                                     the Administrator or its
                                                     affiliates.

GARY R. TENKMAN                 Treasurer            An employee of BISYS Fund
  3435 Stelzer Road                                  Services, Inc. since April
  Columbus, Ohio  43219                              1998, and an officer of
  Age 34                                             other investment companies
                                                     administered by the
                                                     Administrator or its
                                                     affiliates. For more than
                                                     five years prior thereto,
                                                     he was an audit manager
                                                     with Ernst & Young LLP.

ROBERT L. TUCH                  Assistant            An employee of BISYS Fund
  3435 Stelzer Road             Secretary            Services, Inc. and an
  Columbus, Ohio  43219                              officer of other investment
  Age 45                                             companies administered by
                                                     the Administrator or its
                                                     affiliates.

ALAINA METZ                     Assistant            An employee of BISYS Fund
  3435 Stelzer Road             Secretary            Services, Inc. and an
  Columbus, Ohio  43219                              officer of other investment
  Age 29                                             companies administered by
                                                     the Administrator or its
                                                     affiliates.


          For so long as the Distribution Plan described in the section captioned "Management Arrangements--Distribution Plan" remains in effect, the Directors who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

          Directors and officers of the Company, as a group, owned less than 1% of any Fund's shares of common stock outstanding on April 1, 1999.

          The Company does not pay any remuneration to its officers and Directors other than fees and expenses to those Directors who are not directors, officers or employees of the Adviser or the Administrator or any of their affiliates. The aggregate amount of compensation paid to each such Director by the Company for year ended December 31, 1998 was as follows:


                                                           Total Compensation
                                 Aggregate                    From Company
 Name of Board                Compensation from            and Fund Complex Paid
   Member                       Company*                      to Board Member
-------------------      ----------------------           ---------------------
 Norma A. Coldwell              $18,000                            $18,000
 Richard H. Francis             $18,000                            $18,000
 William W. McInnes             $18,000                            $18,000
 Robert A. Robinson             $18,000                            $18,000

-------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $21,441 for all Directors as a group.

                             MANAGEMENT ARRANGEMENTS

          INVESTMENT ADVISERS. First American National Bank serves as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of First American Corporation, a registered bank holding company. The Adviser and its affiliates deal, trade and invest for their own accounts and for the accounts of their clients, in the types of securities in which the Funds may invest, and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Fund. The Adviser has informed the Company that in making its investment decisions it does not obtain or use material inside information in its or its affiliates' possession. The Adviser also provides research services for the Funds through a professional staff of portfolio managers and securities analysts. All activities of the Adviser are conducted by persons who are also officers of one or more of the Adviser's affiliates.

          The Adviser also is responsible for the selection of brokers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sale of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Brokerage commissions may be paid to affiliates of the Adviser for executing securities transactions if the use of such affiliates is likely to result in price and execution at least as favorable as those of other qualified brokers.

          The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated February 15, 1994 with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was last approved by the Company's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Agreement, at a meeting held on November 18, 1998. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board of Directors or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          Under the terms of the Agreement, the Company has agreed to pay the Adviser a monthly fee at the annual rate set forth below as a percentage of the relevant Fund's average daily net assets.

                                                          Annual Rate of
                                                            Investment
Name of Fund                                             Advisory Fee Payable
------------                                            --------------------

International Equity Fund                                    1.00%
Small-Cap Opportunity Fund                                    .95%
Mid-Cap Fund                                                 1.00%
Capital Growth Fund                                           .65%
Large-Cap Equity Fund                                         .75%
Equity Income Fund                                            .65%
Income Fund                                                   .50%
Government Income Fund                                        .60%
Limited Term Income Fund                                      .50%
Limited Term U.S. Government Fund                             .50%
Tennessee Tax-Exempt Fund                                     .50%
Municipal Income Fund                                         .60%
Limited Term Tennessee Tax-Exempt Fund                        .50%
Prime Money Market Fund                                       .25%*
Government Money Market Fund                                  .25%
Treasury Money Market Fund                                    .25%
Tax-Exempt Money Market Fund                                  .35%
Aggressive Growth Portfolio                                   .20%
Growth Portfolio                                              .20%
Growth & Income Portfolio                                     .20%
Moderate Growth & Income Portfolio                            .20%
Current Income Portfolio                                      .20%


----------------

* Prior to January 30, 1998, the Fund paid the Prime Money Market Fund's former sub-adviser, Barnett Capital Advisors, Inc. ("Barnett"), .15% and the Adviser .10% of the value of the Fund's average daily net assets.

          From time to time, the Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering the overall expense ratio of that Fund and increasing yield to its investors. The Fund will not pay the Adviser at a later time for any amounts it may waive, nor will the Fund reimburse the Adviser for any amounts it may assume. For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, as applicable, the investment advisory fees payable by each indicated Fund, the amounts waived by the Adviser, and the actual net fees paid by each Fund, were as follows:


Name of Fund                   Management Fee Payable                        Reduction in Fee            Net Fee Paid

                   1996            1997              1998            1996       1997      1998        1996         1997       1998
                  ----              ----             ----            ----       ----      ----        ----         ----       ----

Large-Cap        $3,213,522(1)   $4,445,559(2)     $4,767,781(3)       $0         $0        $0    $3,213,522  $4,445,559  $4,767,781
Equity Fund*

Capital Growth     $214,961(4)     $783,646        $1,005,152          $0   $141,465   $10,128      $214,961    $642,181    $995,024
Fund

Equity Income         N/A          $332,185(5)       $501,817         N/A    $65,601    $4,867       N/A        $266,584    $496,950
Fund

International         N/A           $95,011(6)       $239,978(3)      N/A    $47,505   $77,837       N/A         $47,506    $162,141
Equity Fund*

Small-Cap          $684,142(1)     $966,775(2)       $874,343(3) $115,580   $112,136        $0      $568,562    $854,639    $874,343
Opportunity Fund*

Mid-Cap Fund+          N/A             N/A               N/A          N/A       N/A      N/A         N/A          N/A         N/A

Income Fund        $136,354(4)     $328,302          $394,548          $0    $55,665    $3,965      $136,354    $272,637    $390,583

Government       $1,369,096(1)   $1,580,350(2)     $1,364,121(3) $228,183   $163,534        $0    $1,140,913  $1,416,816  $1,364,121
Income Fund*

Limited Term       $519,442        $496,933          $461,085          $0    $72,002    $4,977      $519,442    $424,931    $456,108
Income Fund

Limited Term          N/A           $81,110(5)       $108,195         N/A    $41,559   $35,572       N/A         $39,551     $72,623
U.S.
Government Fund

Municipal          $279,232(1)     $289,417(2)       $273,164(3) $162,886   $150,568  $136,582      $116,346    $138,849    $136,582
Income Fund*

Tennessee Tax-     $456,926        $502,268          $497,352          $0    $78,469    $5,617      $456,926    $423,799    $491,735
Exempt Fund

Limited Term          N/A           $93,669(5)       $112,873         N/A    $34,669   $25,811        N/A        $59,000     $87,062
Tennessee Tax-
Exempt Fund

Treasury Money     $459,479        $474,129          $480,809          $0         $0        $0      $459,479    $474,129    $480,809
Market Fund

Prime Money         $74,618         $80,064          $340,372          $0         $0        $0       $74,618    $80,064     $340,372
Market Fund

Government            N/A             N/A               N/A           N/A       N/A         N/A        N/A       N/A          N/A
Money Market
Fund+

Tax-Exempt            N/A             N/A               N/A           N/A       N/A         N/A        N/A       N/A          N/A
Money Market
Fund+

Aggressive            N/A             N/A               N/A           N/A       N/A         N/A        N/A       N/A          N/A
Growth
Portfolio+

Growth                N/A             N/A               N/A           N/A       N/A         N/A        N/A       N/A          N/A
Portfolio+

Growth &              N/A             N/A               N/A           N/A       N/A         N/A        N/A       N/A          N/A
Income
Portfolio+

Moderate              N/A             N/A               N/A           N/A       N/A         N/A        N/A       N/A          N/A
Growth &
Income
Portfolio+

Current Income        N/A             N/A               N/A           N/A       N/A         N/A        N/A       N/A          N/A
Portfolio+

---------------------------
*    Prior to December 14, 1998, the Fund was a series of DG Investor Series, a registered investment company advised by ParkSouth Corporation, a wholly-owned subsidiary of Deposit Guaranty Corp., which merged into First American Corporation on May 1, 1998.
+    As of December 31, 1998, the Fund had not commenced operations.
(1)  For the period March 1, 1996 through February 28, 1997.
(2)  For the period March 1, 1997 through February 28, 1998.
(3)  For the period March 1, 1998 through December 31, 1998.
(4)  For the period April 1, 1996 (commencement of operations) through December 31, 1996.
(5)  For the period February 28, 1997 (commencement of operations) through December 31, 1997.
(6)  For the period August 15, 1997 (commencement of operations) through February 28, 1998.

For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, the Prime Money Market Fund paid Barnett $111,623, $120,097 and $11,578, respectively.

          With respect to Small-Cap Opportunity Fund, the Adviser has entered into a Sub-Investment Advisory Agreement (the "Womack Sub-Advisory Agreement") with Womack Asset Management, Inc. ("Womack") dated May 14, 1998. As to such Fund, the Womack Sub-Advisory Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Womack, by vote cast in person at a meeting called for the purpose of voting on such approval. The Womack Sub-Advisory Agreement is terminable without penalty, (i) by the Adviser on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or
(iii) upon not less than 90 days' notice, by Womack. The Womack Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Under the terms of the Womack Sub-Advisory Agreement, the Adviser has agreed to pay Womack a monthly fee at the annual rate of .35% of the value of the Small-Cap Opportunity Fund's average daily net assets.

          With respect to International Equity Fund, the Adviser has entered into a Sub-Investment Advisory Agreement (the "Lazard Sub-Advisory Agreement") with Lazard Asset Management ("Lazard") dated May 14, 1998. As to such Fund, the Lazard Sub-Advisory Agreement is subject to annual approval by (i) the Board or
(ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Lazard, by vote cast in person at a meeting called for the purpose of voting on such approval. The Lazard Sub-Advisory Agreement is terminable without penalty, (i) by the Adviser on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Lazard. The Lazard Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act). Under the terms of the Lazard Sub-Advisory Agreement, the Adviser has agreed to pay Lazard a monthly fee at the annual rate of .50% of the value of the International Equity Fund's average daily net assets.

          With respect to Mid-Cap Fund, the Adviser has entered into a Sub-Investment Advisory Agreement (the "Bennett Lawrence Sub-Advisory Agreement") with Bennett Lawrence Management, LLC ("Bennett Lawrence") dated August 12, 1998. As to such Fund, the Bennett Lawrence Sub-Advisory Agreement is subject to annual approval by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Bennett Lawrence, by vote cast in person at a meeting called for the purpose of voting on such approval. The Bennett Lawrence Sub-Advisory Agreement is terminable without penalty, (i) by the Adviser on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) upon not less than 90 days' notice, by Bennett Lawrence. The Bennett Lawrence Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Under the terms of the Bennett Lawrence Sub-Advisory Agreement, the Adviser has agreed to pay Bennett Lawrence a monthly fee at the annual rate set forth below as a percentage of the average daily net assets of the Mid-Cap Fund:

                                                      Annual Rate of Sub-
     Average Daily New                                Advisory Fee Payable
     Assets of Mid-Cap Fund                             By the Adviser

on the first $25 million                                    .75%
on the next $50 million                                    .625%
on assets in excess of $75 million                          .50%


          ADMINISTRATOR. BISYS Fund Services Ohio, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated October 29, 1998 with the Company. Under the Administration Agreement with the Company, the Administrator generally assists in all aspects of the Funds' operations, other than providing investment advice, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. In connection therewith, the Administrator provides the Funds with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by the Funds' custodian. As to each Fund, the Administration Agreement will continue until December 31, 2003 and thereafter is subject to annual approval by (i) the Company's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company or the Administrator, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was last approved by the Company's Board of Directors, including a majority of the Directors who are not "interested persons" of any party to the Administration Agreement, at a meeting held on August 12, 1998. As to each Fund, the Administration Agreement is terminable without penalty, at any time if for cause, by the Company's Board of Directors or by vote of the holders of a majority of such Fund's outstanding voting securities, or, on not less than 90 days' notice, by the Administrator. The Administration Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

          As compensation for the Administrator's services, the Company has agreed to pay the Administrator a monthly administration fee at the annual rate of .10% of the value of each Money Market Fund's average daily net assets and
 .15% of the value of each other Fund's average daily net assets. For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, as applicable, the administration fees payable by each indicated Fund, the amounts waived by the Administrator, and the actual net administration fees paid by each Fund, were as follows:


Name of Fund            Administration Fee Payable                 Reduction in Fee                        Net Fee Paid
-------------      --------------------------------        -------------------------------        ---------------------------------
                     1996       1997         1998             1996          1997     1998          1996           1997         1998
                     ----       ----         ----             ----          ----     ----          ----           ----         ----
Large-Cap           N/A         N/A         $630,646(3)       N/A           N/A        $0          N/A            N/A      $630,646
Equity Fund*

Capital Growth   $49,609(1)   $180,842      $231,959           $0            $0        $0        $49,609       $180,842    $231,959
Fund

Equity Income       N/A        $76,658(2)   $115,804          N/A            $0        $0          N/A          $76,658    $115,804
Fund

International       N/A          N/A         $68,863(3)       N/A           N/A        $0          N/A            N/A       $68,863
Equity Fund*

Small-Cap           N/A          N/A         $90,864(3)       N/A           N/A        $0          N/A            N/A       $90,864
Opportunity
Fund*

Mid-Cap Fund+       N/A          N/A           N/A            N/A           N/A        N/A         N/A            N/A         N/A
Income Fund      $40,906(1)    $98,491      $118,365           $0            $0         $0       $40,906        $98,491    $118,365

Government          N/A          N/A        $227,828(3)       N/A           N/A         $0         N/A            N/A      $227,828
Income Fund*

Limited Term    $155,644      $149,081      $138,326           $0            $0         $0      $155,644       $149,081    $138,326
Income Fund

Limited Term        N/A        $24,333(2)    $32,459          N/A       $17,844    $23,803         N/A           $6,489      $8,656
U.S.
Government Fund

Municipal           N/A          N/A         $83,073(3)       N/A           N/A         $0         N/A            N/A       $83,073
Income Fund*

Tennessee Tax-  $137,079      $150,681      $149,206           $0            $0         $0      $137,079       $150,681    $149,206
Exempt Fund

Limited Term        N/A        $28,101(2)    $33,862          N/A       $20,607    $24,832         N/A           $7,494      $9,030
Tennessee Tax-
Exempt Fund

Treasury Money  $183,791      $189,650      $192,322           $0            $0         $0       $183,791      $189,650    $192,322
Market Fund

Prime Money      $74,618       $80,064      $136,147           $0            $0         $0        $74,618       $80,064    $136,147
Market Fund

Government         N/A           N/A          N/A             N/A           N/A        N/A         N/A            N/A         N/A
Money Market
Fund+

Tax-Exempt         N/A           N/A          N/A             N/A           N/A        N/A         N/A            N/A         N/A
Money Market
Fund+

Aggressive         N/A           N/A          N/A             N/A           N/A        N/A         N/A            N/A         N/A
Growth Portfolio+

Growth             N/A           N/A          N/A             N/A           N/A        N/A         N/A            N/A         N/A
Portfolio+

Growth &           N/A           N/A          N/A             N/A           N/A        N/A         N/A            N/A         N/A
Income
Portfolio+

Moderate           N/A           N/A          N/A             N/A           N/A        N/A         N/A            N/A        N/A
Growth &
Income Portfolio+

Current Income     N/A           N/A          N/A              N/A          N/A         N/A        N/A            N/A        N/A
Portfolio+

---------------------------
*    Prior to December 14, 1998, the Fund was a series of DG Investor Series, a registered investment company administered by an entity other than the Administrator.
+    As of December 31, 1998, the Fund had not commenced operations.
(1)  For the period April 1, 1996 (commencement of operations) through December 31, 1996.
(2)  For the period February 28, 1997 (commencement of operations) through December 31, 1997.
(3)  For the period March 1, 1998 through December 31, 1998.

          DISTRIBUTOR. BISYS Fund Services Limited Partnership, a wholly-owned subsidiary of The BISYS Group, Inc., acts as the exclusive distributor of each Fund's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated November 11, 1997, with the Company. Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares. No compensation is payable by the Company to the Distributor pursuant to the Distribution Plan for its distribution services.

          For fiscal year ended December 31, 1996, the Distributor did not retain any amounts from sales loads on shares of any Fund. For the fiscal years ended December 31, 1997 and 1998, the Distributor retained $28,514 and $111,381, respectively, and re-allowed $28,434 and $2,316, respectively, to affiliated broker/dealers of the Company from sales loads on Class A Shares. For the fiscal years ended December 31, 1997 and 1998, the Distributor retained $0 and $440,902, respectively, and re-allowed $0 and $1,198, respectively, to affiliated broker/dealers of the Company from contingent deferred sales charges on Class B Shares.

          DISTRIBUTION PLAN. (Applicable only with respect to Class A Shares of each Fund other than the Prime Money Market Fund and Treasury Money Market Fund and Class B Shares of each Fund offering Class B Shares) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Directors have adopted such a plan (the "Distribution Plan") with respect to Class A Shares of each Fund other than the Prime Money Market Fund and Treasury Money Market Fund and Class B Shares of each Fund offering Class B Shares pursuant to which each such Fund pays the Distributor for advertising, marketing and distributing Class A Shares and Class B Shares at an annual rate of .25% and .75% of the value of the average daily net assets represented by Class A Shares and Class B Shares, respectively. Under the Distribution Plan, the Distributor may make payments to certain financial institutions, securities dealers and other industry professionals that have entered into agreements with the Distributor ("Service Organizations") in respect of these services. The Distributor determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of Class A Shares or Class B Shares owned by their clients. From time to time, the Distributor may defer or waive receipt of fees under the Distribution Plan while retaining the ability to be paid by the Fund under the Distribution Plan thereafter. The fees payable to the Distributor under the Distribution Plan for advertising, marketing and distributing are payable without regard to actual expenses incurred. The Company's Directors believe that there is a reasonable likelihood that the Distribution Plan will benefit each such Fund and the holders of its Class A Shares and Class B Shares.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Class A Shares and Class B Shares may bear for distribution pursuant to the Distribution Plan without approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Distribution Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan was last so approved on November 18, 1998. As to each Class, the Distribution Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Distribution Plan agreements or by vote of the holders of a majority of Class A Shares or Class B Shares, as the case may be, voting separately as a Class. A Distribution Plan agreement is terminable without penalty, at any time, by such vote of the Directors, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Fund's Class A Shares or Class B Shares, as the case may be, voting separately as a Class. A Distribution Plan agreement will terminate automatically, as to the relevant Class, in the event of its assignment (as defined in the 1940 Act).

          For the fiscal year and/or period ended December 31, 1998, the Distribution Plan fees payable by each indicated Fund, the amounts waived by the Distributor, and the actual net Distribution Plan fees paid by each Fund, were as follows:


   NAME OF FUND                DISTRIBUTION PLAN FEE PAYABLE                REDUCTION IN FEE                     NET FEE PAID
   ------------             --------------------------------           ------------------------          -------------------------
                             CLASS A             CLASS B           CLASS A           CLASS B          CLASS A          CLASS B
                            -------              -------           -------           -------          -------          -------

Large-Cap                      $0(1)                $23(2)            $0              $23                $0               $0
Equity Fund*

Capital Growth             $6,073                $8,089               $0               $0            $6,073           $8,089
Fund

Equity Income              $4,515               $13,211               $0               $0            $4,515          $13,211
Fund

International                  $0(1)              N/A                 $0              N/A                $0              N/A
Equity Fund*

Small-Cap                      $0(1)                 $2(3)            $0               $2                $0               $0
Opportunity Fund*

Mid-Cap Fund+                 N/A                 N/A                 N/A             N/A              N/A              N/A

Income Fund                $3,242                $5,085               $0               $0            $3,242           $5,085

Government                     $0(1)              N/A                 $0              N/A                $0              N/A
Income Fund*

Limited Term              $16,575                $2,615               $0               $0           $16,575           $2,615
Income Fund

Limited Term              $48,533                $1,398          $48,533               $0                $0           $1,398
U.S.
Government Fund

Municipal                      $0(1)              N/A                 $0              N/A                $0              N/A
Income Fund*

Tennessee Tax-             $6,387                $5,131              $0                $0            $6,387           $5,131
Exempt Fund

Limited Term              $55,168                $3,332         $55,168                $0                $0           $3,332
Tennessee Tax-
Exempt Fund

Prime Money                  N/A                   $476             N/A                $0              N/A              $476
Market Fund

Government                   N/A                   N/A               N/A              N/A              N/A              N/A
Money Market
Fund+

Tax-Exempt                   N/A                   N/A               N/A              N/A              N/A              N/A
Money Market Fund+

Aggressive                   N/A                   N/A               N/A              N/A              N/A              N/A
Growth Portfolio+

Growth                       N/A                   N/A               N/A              N/A              N/A              N/A
Portfolio+

Growth &                     N/A                   N/A               N/A              N/A              N/A              N/A
Income Portfolio+

Moderate                     N/A                   N/A               N/A              N/A              N/A              N/A
Growth & Income
Portfolio+

Current Income               N/A                   N/A               N/A              N/A              N/A              N/A
Portfolio+

---------------------------
*        Prior to December 14, 1998, the Fund was a series of DG Investor Series and was not subject to the Distribution Plan.
+        As of December 31, 1998, the Fund had not commenced operations.
(1)      For the period March 1, 1998 through December 31, 1998.
(2)      For the period December 15, 1998 (commencement of operations) through
         December 31, 1998.
(3)      For the period December 21, 1998 (commencement of operations) through December
         31, 1998.

          Of the $36,792 paid by Class A and $39,337 paid by Class B pursuant to the Distribution Plan, $28,937 and $39,337, respectively, was paid to broker/dealers in connection with the sale of Fund shares and $7,855 paid by Class A and $0 paid by Class B was retained by the Distributor in connection with advertising and marketing Fund shares.

          SHAREHOLDER SERVICES PLAN. The Company's Directors have adopted a shareholder services plan (the "Shareholder Services Plan") pursuant to which each Fund pays the Distributor for the provision of certain services to the holders of its shares at an annual rate of .15% of the value of the average daily net assets represented by Institutional Shares and Class A Shares (.25% in the case of the Prime Money Market Fund and Treasury Money Market Fund) and at an annual rate of .25% of the value of the average daily net assets represented by Class B Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in the NASD Conduct Rules. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Organizations in respect of these services. The Distributor determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of the relevant Class of shares owned by their clients. From time to time, BISYS may defer or waive receipt of fees under the Shareholder Services Plan while retaining the ability to be paid by the Fund under the Shareholder Services Plan thereafter. The fees payable to BISYS under the Shareholder Services Plan are payable without regard to actual expenses incurred. The Company's Directors believe that there is a reasonable likelihood that the Shareholder Services Plan will benefit each Fund and its shareholders.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Directors for their review. In addition, the Shareholder Services Plan provides that material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Shareholder Services Plan or in the related Shareholder Services Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan and related agreements are subject to annual approval by such vote of the Directors cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was last so approved on November 18, 1998. The Shareholder Services Plan is terminable at any time by vote of a majority of the Directors who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in the Shareholder Services Plan agreements. A Shareholder Services Plan agreement is terminable without penalty, at any time, by such vote of the Directors. A Shareholder Services Plan agreement will terminate automatically in the event of its assignment (as defined in the 1940
Act).

          For the fiscal year and/or period ended December 31, 1998, the Shareholder Services Plan fees payable by each indicated Fund, the amounts waived by the Distributor, and the actual net Shareholder Services Plan fees paid by each Fund, were as follows:


                      Shareholder Services Plan
Name of Fund              Fee Payable                                     Reduction in Fee                   Net Fee Paid
                    ----------------------------------------     --------------------------------   -------------------------------
                    INST.       CLASS A        CLASS B           INST.     CLASS A      CLASS B      INST.     CLASS A      CLASS B
                    -----       -------        -------           -----     -------      -------      -----     -------      -------

Large-Cap         $54,187(1)   $899,369(2)         $8(3)           $0         $0           $8       $54,187    $899,369          $0
Equity Fund*

Capital                $0            $0        $2,697              $0         $0           $0            $0          $0      $2,697
Growth Fund

Equity Income          $0            $0        $4,404              $0         $0           $0            $0          $0      $4,404
Fund

International      $1,923(1)    $34,073(2)       N/A               $0         $0           N/A       $1,923     $34,073        N/A
Equity Fund*

Small-Cap          $6,414(1)   $131,641(2)         $1(4)           $0         $0           $1        $6,414    $131,641          $0
Opportunity Fund*

Mid-Cap Fund+         N/A          N/A           N/A              N/A        N/A           N/A        N/A        N/A           N/A

Income Fund            $0            $0        $1,695              $0         $0           $0            $0          $0      $1,695

Government        $20,409(1)    319,247(2)       N/A               $0         $0           N/A      $20,409    $319,247        N/A
Income Fund*

Limited Term           $0            $0          $871              $0         $0           $0            $0          $0        $871
Income Fund

Limited Term           $0            $0          $466              $0         $0           $0            $0          $0        $466
U.S.
Government Fund

Municipal          $3,797(1)    $64,495(2)        N/A              $0         $0           N/A       $3,797      64,495        N/A
Income Fund*

Tennessee             $0             $0        $1,710              $0         $0           $0            $0          $0      $1,710
Tax-Exempt
Fund

Limited Term          N/A            $0        $1,110             N/A         $0           $0         N/A            $0      $1,110
Tennessee
Tax-Exempt
Fund

Treasury               $0      $230,368           N/A              $0         $0           N/A           $0    $230,368        N/A
Money Market
Fund

Prime Money           N/A      $200,958          $159              N/A        $0           $0           N/A    $200,958        $159
Market Fund

Government            N/A         N/A             N/A              N/A       N/A           N/A          N/A       N/A          N/A
Money Market
Fund+

Tax-Exempt            N/A         N/A             N/A              N/A       N/A           N/A          N/A       N/A          N/A
Money Market
Fund+

Aggressive            N/A         N/A             N/A              N/A       N/A           N/A          N/A       N/A          N/A
Growth Portfolio+

Growth                N/A         N/A             N/A              N/A       N/A           N/A          N/A       N/A          N/A
Portfolio+

Growth &              N/A         N/A             N/A              N/A       N/A           N/A          N/A       N/A          N/A
Income Portfolio+

Moderate              N/A         N/A             N/A              N/A       N/A           N/A          N/A       N/A          N/A
Growth &
Income Portfolio+

Current               N/A         N/A             N/A              N/A       N/A           N/A          N/A       N/A          N/A
Income Portfolio+

---------------------------
*   Prior to December 14, 1998, the Fund was a series of DG Investor Series and was not subject to the Shareholder Services Plan.
+   As of December 31, 1998, the Fund had not commenced operations.
(1) For the period December 14, 1998 (commencement of operations) through December 31, 1998.
(2) For the period March 1, 1998 through December 31, 1998.
(3) For the period December 15, 1998 (commencement of operations) through December 31, 1998.
(4) For the period December 21, 1998 (commencement of operations) through December 31, 1998.

          TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. BISYS Fund Services Ohio, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of The BISYS Group, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

          First American National Bank acts as custodian of the investments of each Fund. Under a custody agreement with the Company, First American National Bank provides for the holding of each Fund's securities and the retention of all necessary accounts and records. For its custody services, First American National Bank receives a monthly fee based on the market value of the Funds' assets held in custody and receives certain securities transactions charges. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Funds' sub-custodian.

          EXPENSES. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by others. The expenses borne by the Company include: taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or the Administrator or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of calculating the net asset value of each Fund's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Fund.


                        PURCHASE AND REDEMPTION OF SHARES

          ALTERNATIVE PURCHASE METHODS. Orders for purchases of Institutional Shares (also referred to as "Class I Shares"), may be placed only for certain eligible investors as described below. An investor who is not eligible to purchase Institutional Shares may choose from Class A Shares and Class B Shares the Class of shares that best suits the investor's needs, given the amount of purchase, the length of time the investor expects to hold the shares and any other relevant circumstances. Class B Shares are not offered for the Treasury Money Market Fund. Each Class A, Class B and Institutional Share represents an identical pro-rata interest in a Fund's investment portfolio.

          Class A Shares are sold at net asset value per share plus, for each Fund, other than the Money Market Funds, an initial sales charge imposed at the time of purchase, which may be reduced or waived for certain purchases, as described below.

          Class B Shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B Shares are subject to a contingent deferred sales charge ("CDSC"), which is assessed only if Class B Shares are redeemed within six years of purchase. Shareholders investing directly in Class B Shares of the Prime Money Market Fund, as opposed to obtaining such shares through an exchange, will be required to participate in the Prime Money Market Fund's Auto-Exchange Plan. In accordance with said Plan, shareholders will be required to establish the time and amount of their automatic exchanges such that all of the Prime Money Market Fund Class B Shares so purchased will have been exchanged for Class B Shares of the other Funds within two years of purchase. Approximately seven years after the date of purchase, Class B Shares automatically will convert to Class A Shares, based on the relative net asset values for shares of each such Class.

          Institutional Shares are sold at net asset value with no sales charge. Institutional Shares are sold exclusively to clients of the Adviser for their qualified trust, custody and/or agency accounts and to clients of the Adviser's affiliated and correspondent banks and certain other affiliated and non-affiliated institutions for their similar accounts maintained at such affiliates or institutions. These accounts are referred to herein as "Fiduciary Accounts."

          Class B Shares will receive lower per share dividends and at any given time the performance of Class B should be expected to be lower than for shares of each other Class because of the higher expenses borne by Class B. Similarly, Class A Shares will receive lower per share dividends and the performance of Class A should be expected to be lower than Institutional Shares because of the higher expenses borne by Class A.

          An investor who is not eligible to purchase Institutional Shares should consider whether, during the anticipated life of the investor's investment in the Fund, the accumulated distribution and service fees and CDSC on Class B Shares prior to conversion would be less than the initial sales charge, if any, on Class A Shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution fees on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment.

          GENERAL PURCHASE INFORMATION. Class A Shares and Class B Shares may be purchased through a number of institutions, including the Adviser and its affiliates, Service Organizations, and directly from the Distributor. Orders for purchases of Institutional Shares may be placed only for clients of the Adviser, its affiliated and correspondent banks and other affiliated and non-affiliated institutions (collectively, "Institutions") for their Fiduciary Accounts maintained at such Institutions. When purchasing Fund shares, you must specify the Fund and Class of shares being purchased. The Adviser, its affiliates and Service Organizations may receive different levels of compensation for selling different Classes of Fund shares. Stock certificates will not be issued. It is not recommended that the Tax-Exempt Fixed Income Funds be used as a vehicle for Keogh, IRA and other qualified plans, because such plans are otherwise entitled to tax deferred benefits. The Company reserves the right to reject any purchase order in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

          The minimum initial investment for Institutional Shares of each Fund is $100,000, with no subsequent minimum investment. The Institution through which Institutional Shares are purchased may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements.

          Investors may purchase Institutional Shares through procedures established by their Institution and an investor should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees. The investor's Institution will transmit an investor's payment to the Fund and will supply the Fund with the required information. It is the Institution's responsibility to transmit the order properly on a timely basis.

          The minimum initial investment for Class A Shares or Class B Shares of each Fund is $1,000, and subsequent investments must be at least $100. The minimum initial investment is $100 for IRAs, and subsequent investments for IRAs must be at least $50. For full-time or part-time employees of the Adviser or any of its affiliates, the minimum initial investment is $500, and subsequent investments must be at least $50. For full-time or part-time employees of the Adviser or any of its affiliates who elect to have a portion of their pay directly deposited into their ISG Fund accounts, the minimum initial or subsequent investment must be at least $25. The Adviser, its affiliates and Service Organizations may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. In addition, purchases of shares made in connection with certain shareholder privileges may have different minimum investment requirements.

          You may purchase Class A Shares or Class B Shares by check or wire, or through TeleTrade or, for the Money Market Funds only, a sweep program as described below. Investors purchasing shares through the Adviser, its affiliates or Service Organizations should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees.

          For written orders for Class A Shares or Class B Shares, you may send your initial or subsequent purchase order, together with the Funds' Account Application for initial orders and your check or money order payable to: ISG Funds (Fund Name), to ISG Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686. For subsequent investments, your Fund account number should appear on the check or money order. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if a check used for investment in your account does not clear.

          For wire orders for Class A Shares or Class B Shares, you must call the Transfer Agent at 1-800-852-0045. If a subsequent payment is being made, your Fund account number should be included. Information on remitting funds in this manner, including any related fees, may be obtained from your bank.

          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. For information on purchasing shares through the Automated Clearing House, you must call the Transfer Agent at 1-800-852-0045.

          Management understands that the Adviser, its affiliates and some Service Organizations may impose certain conditions on their clients which are different from those described herein or in the Funds' Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients a direct fee for effecting transactions in Fund shares. You should consult the Adviser, its affiliates or your Service Organization in this regard.

          SALES LOADS. (Applicable to Class A Shares of each Fund other than the Money Market Funds). The public offering price of Class A Shares of the Fixed Income Funds, Tax-Exempt Fixed Income Funds and Current Income Portfolio is the net asset value per share of that Class, plus (except for shareholders who beneficially acquired Class A Shares of Government Income Fund, Limited Term U.S. Government Fund and Municipal Income Fund in connection with the reorganization of a corresponding DG Investor Series fund) a sales load as shown below:


                                                       Total Sales Load
                                              ------------------------------------
                                                                         As a % of                 Dealers' Reallowance
                                               As a % of                 Net Asset                  As a % of Offering
Amount of Transaction                        Offering Price                Value                           Price
-------------------------------------        ------------------         ------------              -----------------------
Less than $50,000....................            3.00%                     3.09%                           2.70%
$50,000 to less than
      $100,000.......................            2.50%                     2.56%                           2.25%
$100,000 to less than
      $250,000.......................            2.00%                     2.04%                           1.80%
$250,000 to less than
      $500,000.......................            1.50%                     1.52%                           1.35%
$500,000 to less than
      $1,000,000.....................            1.00%                     1.01%                           0.90%
$1,000,000 or more...................               0%                        0%                              0%

For shareholders who beneficially acquired Class A Shares of the Government
Income Fund, Limited Term U.S. Government Fund and Municipal Income Fund in connection with the reorganization of a corresponding DG Investor Series fund, the public offering price of Class A Shares of such Funds (until May 1, 2000) is the net asset value per share of that Class, plus a sales load as shown below:

                                                       Total Sales Load
                                               ------------------------------------
                                                                         As a % of                 Dealers' Reallowance
                                               As a % of                 Net Asset                  As a % of Offering
Amount of Transaction                        Offering Price                Value                           Price
-------------------------------------        ---------------            ------------               ----------------------
Less than $100,000...................            2.00%                     2.04%                           1.80%
$100,000 to less than                                                                                      1.58%
         $250,000....................            1.75%                     1.78%
$250,000 to less than                                                                                      1.35%
         $500,000....................            1.50%                     1.52%
$500,000 to less than                                                                                      0.90%
         $1,000,000..................            1.00%                     1.01%
$1,000,000 or more...................             -0-                       -0-                             -0-


The public offering price of Class A Shares of the Equity Funds and Aggressive Growth Portfolio, Growth Portfolio, Growth & Income Portfolio and Moderate Growth & Income Portfolio is the net asset value per share of that Class, plus (except for shareholders who beneficially owned Class A Shares of Capital Growth Fund and Equity Income Fund on September 30, 1997, or beneficially acquired Class A Shares of Large-Cap Equity Fund, Small-Cap Opportunity Fund and International Equity Fund in connection with the reorganization of a corresponding DG Investor Series fund), a sales load as shown below:


                                                        Total Sales Load
                                                ---------------------------------------
                                                                            As a % of               Dealers' Reallowance
                                                  As a % of                 Net Asset                As a % of Offering
Amount of Transaction                           Offering Price                Value                        Price
----------------------------------------        --------------------     ---------------          ---------------------

Less than $50,000......................             4.75%                    4.99%                         4.28%
$50,000 to less than
     $100,000..........................             4.00%                    4.17%                         3.60%
$100,000 to less than
     $250,000..........................             3.25%                    3.36%                         2.93%
$250,000 to less than
     $500,000..........................             2.50%                    2.56%                         2.25%
$500,000 to less than
   $1,000,000..........................             1.75%                    1.78%                         1.58%
$1,000,000 or more.....................                0%                       0%                            0%


For shareholders beneficially owning Class A Shares of the Capital Growth Fund and Equity Income Fund on September 30, 1997, the public offering price of Class
A Shares of such Funds is the net asset value per share of that Class, plus a sales load as shown below:

                                                         Total Sales Load
                                                 -------------------------------------
                                                                            As a % of               Dealers' Reallowance
                                                  As a % of                 Net Asset                 As a % Offering
Amount of Transaction                           Offering Price                Value                        Price
---------------------------------------         ----------------           -------------            -----------------------

Less than $100,000.....................            3.00%                      3.09%                        2.70%
$100,000 to less than
       $250,000........................            2.50%                      2.56%                        2.25%
$250,000 to less than
       $500,000........................            2.00%                      2.04%                        1.80%
$500,000 to less than
       $750,000........................            1.50%                      1.52%                        1.35%
$750,000 to less than
     $1,000,000........................            1.00%                      1.01%                        0.90%
$1,000,000 or more.....................               0%                         0%                           0%


For shareholders who beneficially acquired Class A Shares of the International Equity Fund in connection with the reorganization of a corresponding DG Investor Series fund, the public offering price for Class A Shares of such Fund (until May 1, 2000) is the net asset value per share of that Class. Until May 1, 2000, no initial sales charge is imposed at the time of purchase of Class A Shares of the International Equity Fund by such shareholders.

For shareholders who beneficially acquired Class A Shares of the Large-Cap Equity Fund and Small-Cap Opportunity Fund in connection with the reorganization of a corresponding DG Investor Series fund, the public offering price of Class A Shares of such Funds (until May 1, 2000) is the net asset value per share of that Class, plus a sales load as shown below:


                                                       Total Sales Load
                                             --------------------------------------
                                                                         As a % of                 Dealers' Reallowance
                                               As a % of                 Net Asset                  As a % of Offering
Amount of Transaction                        Offering Price                Value                           Price
-------------------------------------        -----------------         -------------               ----------------------
Less than $100,000...................            3.50%                     3.63%                           3.15%
$100,000 to less than
         $250,000....................            3.00%                     3.09%                           2.70%
$250,000 to less than
         $500,000....................            2.50%                     2.56%                           2.25%
$500,000 to less than
         $1,000,000..................            1.00%                     1.01%                           0.90%
$1,000,000 or more...................             -0-                       -0-                             -0-


          Except for shareholders who beneficially acquired Class A Shares of a Fund in connection with the reorganization of a corresponding DG Investor Series fund, a CDSC of 1% will be assessed at the time of redemption of Class A Shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase. For shareholders who beneficially acquired Class A Shares of a Fund in connection with such reorganization, a CDSC of .50% will be assessed at the time of redemption of Class A Shares of such Funds, except the International Equity Fund, purchased without an initial sales charge as part of an investment of at least $1,000,000 (.25% will be assessed on purchases over $2,000,000) and redeemed within one year after purchase. The Distributor may pay Service Organizations an amount up to 1% of the net asset value of Class A Shares purchased by their clients that are subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A Shares.

          The scale of sales loads applies to purchases of Class A Shares of each Fund other than the Prime Money Market Fund and Treasury Money Market Fund made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

          Set forth below are examples of the method of computing the offering price of Class A Shares. The examples assume a purchase of Class A Shares of the indicated Fund aggregating less than $50,000 subject to the current schedule of sales charges set forth above for Class A Shares at a price based upon the net asset value of the Fund's Class A Shares on December 31, 1998:

 LARGE-CAP EQUITY FUND:
         Net Asset Value per Share                                   $ 27.55

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                               $  1.37
                                                               ----------------

         Per Share Offering Price to
            the Public                                               $ 28.92
                                                               ================
SMALL-CAP OPPORTUNITY FUND:

         Net Asset Value per Share                                   $ 12.93

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                               $   .64

         Per Share Offering Price to
            the Public                                               $ 13.57
                                                               ================
INTERNATIONAL EQUITY FUND:

         Net Asset Value per Share                                   $ 10.58

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                               $   .53
                                                               ----------------

         Per Share Offering Price to
            the Public                                               $ 11.11
                                                               ================

CAPITAL GROWTH FUND*:

         Net Asset Value per Share                                   $ 14.20

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                               $   .71

         Per Share Offering Price to
            the Public                                               $ 14.91
                                                               ================

EQUITY INCOME FUND*:

         Net Asset Value per Share                                   $ 10.05

         Per Share Sales Charge - 4.75%
            of offering price (4.99% of
            net asset value per share)                               $   .50
                                                               ----------------

         Per Share Offering Price to
            the Public                                               $ 10.55
                                                               ================
-----------

* Class A Shares of the Capital Growth Fund and Equity Income Fund purchased by shareholders beneficially owning Class A Shares of such Funds on September 30, 1997 are subject to a different sales load schedule, as described above.

LIMITED TERM INCOME FUND:

         Net Asset Value per Share                                   $ 10.05

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of                              $   .31
                                                               ----------------
            net asset value per share)

         Per Share Offering Price to
            the Public                                               $ 10.36
                                                               ================

LIMITED TERM U.S. GOVERNMENT FUND:

         Net Asset Value per Share                                   $ 10.25

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of                              $   .32
                                                               ----------------
            net asset value per share)

         Per Share Offering Price to
            the Public                                               $ 10.57
                                                               ================

LIMITED TERM TENNESSEE TAX-EXEMPT FUND:

         Net Asset Value per Share                                   $ 10.11

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of                              $   .31
            net asset value per share)

         Per Share Offering Price to
            the Public                                               $ 10.42
                                                               ================


TENNESSEE TAX-EXEMPT FUND:

         Net Asset Value per Share                                   $ 10.19

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of
            net asset value per share)                               $   .32
                                                               ----------------

         Per Share Offering Price to
            the Public                                               $ 10.51
                                                               ================


INCOME FUND:

         Net Asset Value per Share                                   $ 10.39

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of
            net asset value per share)                               $   .32

         Per Share Offering Price to
            the Public                                               $ 10.71
                                                               ================

GOVERNMENT INCOME FUND:

         Net Asset Value per Share                                   $ 10.38

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of                              $   .32
                                                               ----------------
            net asset value per share)

         Per Share Offering Price to
            the Public                                               $ 10.70
                                                               ================

MUNICIPAL INCOME FUND:

         Net Asset Value per Share                                   $ 10.96

         Per Share Sales Charge - 3.00%
            of offering price (3.09% of                              $   .34
                                                               ----------------
            net asset value per share)

         Per Share Offering Price to
            the Public                                               $ 11.30
                                                               ================

          Class A Shares will be offered at net asset value without a sales load to registered representatives of NASD member firms which have entered into an agreement with the Distributor pertaining to the sale of Fund shares, full-time employees of the Adviser or the Distributor, their spouses and minor children, current and retired directors of the Adviser or any of its affiliates, and accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary and has entered into an agreement with the Distributor pertaining to the sale of Fund shares, provided that they have furnished the Distributor appropriate notification of such status at the time of the investment and with such information as the Distributor may request from time to time in order to verify eligibility for this privilege. This privilege also applies to the Company's Directors, fee-based financial planners and registered investment advisers not affiliated with or clearing purchases through full service broker/dealers, investment advisers regulated by Federal or state governmental authority when such investment advisers purchase shares for their own accounts or for accounts for which they are authorized to make investment decisions (i.e., discretionary accounts), asset allocation programs offered by the Adviser for its clients, and corporate/business retirement plans (such as 401(k), 403(b)(7), 457 and Keogh plans) sponsored by the Adviser, the Distributor or their affiliates or subsidiaries or pursuant to a payroll deduction system which makes direct investments in a Fund by means of electronic data transmission in a form acceptable to the Fund. The sales load is not charged on shares acquired through the reinvestment of dividends or distributions or pursuant to the Directed Distribution Plan or Reinstatement Privilege.

          Class A Shares also may be purchased at net asset value or at a reduced sales load, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Adviser or its affiliates. The purchase of Class A Shares of a Fund must be made within 90 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge to have the Fund's sales load waived or reduced to the extent of such sales charge.

          The dealer reallowance may be changed from time to time but will remain the same for all dealers. From time to time, the Distributor may make or allow additional payments or promotional incentives in the form of cash or other compensation to dealers that sell Fund shares. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. Compensation may include payment for travel expenses, including lodging, to various locations for meetings or seminars of a business nature. Compensation also may include the following types of non-cash compensation offered through promotional contests: travel and lodging at vacation locations; tickets for entertainment events; and merchandise. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of Fund shares. None of the aforementioned compensation is paid for by the Company, any Fund or its shareholders.

          RIGHT OF ACCUMULATION--CLASS A SHARES. Reduced sales loads apply to any purchase of Class A Shares by you and any related "purchaser," where the aggregate investment in Class A Shares among any of the Funds offered with a sales load, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A Shares of the Municipal Income Fund, with an aggregate current market value of $40,000 and subsequently purchase Class A Shares of the Municipal Income Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 2.50% of the offering price (2.56% of the net asset value). Class A Shares of the other Funds may be subject to different sales load schedules, as described above. All present holdings of Class A Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase. To qualify for reduced sales loads, at the time of a purchase an investor or the investor's Service Organization must notify the Transfer Agent. The reduced sales load is subject to confirmation of an investor's holdings through a check of appropriate records.

          CONTINGENT DEFERRED SALES CHARGE. If a shareholder redeems Class B Shares prior to the sixth anniversary of purchase, the shareholder will pay a CDSC at the rates set forth below. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the Class B Shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on Class B Shares derived from reinvestment of dividends or capital gain distributions.

          The amount of CDSC, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B Shares, all payments during a month are aggregated and deemed to have been made on the first day of the month.

          The following table sets forth the rates of the CDSC for Class B
Shares:

                                                  CDSC as a % of Amount
                                                  Invested or Redemption
Year Since Purchase Payment Was Made                    Proceeds
--------------------------------------            -----------------------

First.................................                  4.00
Second................................                  3.00
Third.................................                  3.00
Fourth................................                  2.00
Fifth.................................                  2.00
Sixth.................................                  1.00
Seventh...............................                  0.00


          When an investor redeems his or her Class B Shares, the redemption order is processed so as to minimize the amount of the CDSC that will be charged. Class B Shares that are not subject to the CDSC (i.e., Class B Shares that were acquired through reinvestment of dividends or capital gain distributions) are redeemed first and after that Class B Shares that have been held the longest are redeemed.

          To provide an example, assume you purchased 100 Class B Shares at $10 per share (a total cost of $1,000) and prior to the second anniversary after purchase, the net asset value per share is $12 and during such time you have acquired 10 additional Class B Shares through dividends reinvested in Class B Shares. If you then make your first redemption of 50 Class B Shares (proceeds of $600), the first 10 Class B Shares will not be subject to the CDSC because you received them as dividends. With respect to the remaining 40 Class B Shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds is subject to a CDSC at a rate of 3.00% (the applicable rate prior to the second anniversary after purchase).

          The Distributor compensates certain Service Organizations for selling Class B Shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and distribution fee, in part, are used to defray these expenses.

          WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by participants in qualified or non-qualified employee benefit plans or other programs (such as 401(k), 403(b)(7), 457 and Keogh plans) sponsored by the Adviser, the Administrator or their affiliates or subsidiaries or which make direct investments in the Fund by means of electronic data transmission, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described in the Funds' Prospectus and this Statement of Additional Information. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Funds' Prospectus at the time of the purchase of such shares.

          CONVERSION OF CLASS B SHARES. Approximately seven years after the date of purchase, Class B Shares automatically will convert to Class A Shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the distribution fee and shareholder services fee charged Class B Shares, but will be subject to the distribution fee and shareholder services fee charged Class A Shares. At that time, Class B Shares that have been acquired through the reinvestment of dividends and distributions ("Dividend Shares") will be converted in the proportion that a shareholder's Class B Shares (other than Dividend Shares) converting to Class A Shares bears to the total Class B Shares then held by the shareholder which were not acquired through the reinvestment of dividends and distributions.

          "SWEEP" PROGRAM. (Applicable to the Money Market Funds Only) Shares of the Money Market Funds may be purchased or sold through the "sweep" program established by certain financial institutions under which a portion of their customers' accounts may be automatically invested in the Fund. The customer becomes the beneficial owner of specific shares of the Fund which may be purchased, redeemed and held by the financial institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The shares will be held by the Transfer Agent in book-entry form. A statement with regard to the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer ordinarily are available to the customer promptly on request. In addition, each customer is sent proxies, periodic reports and other information from the Company with regard to shares of the Funds. The customer's shares are fully assignable and may be encumbered by the customer. The "sweep" agreement can be terminated by the customer at any time, without affecting its beneficial ownership of the shares.

          To obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum should not be maintained. In general, the automatic investment in the Fund's shares occurs on the same day that withdrawals are made by the financial institution, at the next determined net asset value after the order is received.

          All agreements which relate to the service are with the financial institution. Neither the Distributor nor the Company is a party to any of those agreements and no part of the compensation received by the financial institution flows to the Company or to BISYS or to any of their affiliates, either directly or indirectly. Further information concerning this program and any related charges or fees is provided by the financial institution prior to any purchase of the Fund's shares. Any fees charged by the financial institution effectively reduces the Fund's yield for those customers.

          REOPENING AN ACCOUNT. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

          SIGNATURE-GUARANTIES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guaranties may not be provided by notaries public. If the signature is guaranteed by a broker or dealer, such broker or dealer must be a member of a clearing corporation and maintain net capital of at least $100,000. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a financial institution account previously designated. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account.

          REDEMPTION COMMITMENT. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund is valued. If the recipient sold such securities, brokerage charges might be incurred.

          SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                        DETERMINATION OF NET ASSET VALUE

          GENERAL. Expenses and fees, including the advisory fee and fees paid pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Class of Fund shares. Each Strategic Portfolio's net asset value will fluctuate with changes in the securities markets and the value of the Underlying Funds in which it invests. Each Underlying Fund's investments are valued each business day generally by using available market quotations or at fair value which may be determined by one or more pricing services approved by its Board. Each pricing service's procedures are reviewed under the general supervision of the Board. Set forth below is further information regarding the methods employed in valuing the Underlying Fund's investments.

          LARGE-CAP EQUITY, SMALL-CAP OPPORTUNITY, MID-CAP, INTERNATIONAL EQUITY, CAPITAL GROWTH, AND EQUITY INCOME FUNDS. Each of these Funds' securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Adviser. Forward currency contracts will be valued at the current cost of offsetting the contract. Since the International Equity Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Debt securities maturing in 60 days or less generally are carried at amortized cost, which approximates value, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Board of Directors. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board of Directors.

          Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Board of Directors, are valued at fair value as determined in good faith by the Board of Directors. The Board of Directors will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Directors generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board of Directors if the Directors believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board of Directors.

          INCOME, GOVERNMENT INCOME, LIMITED TERM INCOME AND LIMITED TERM U.S. GOVERNMENT FUNDS. Each of these Funds' investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Directors. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Company's officers under the general supervision of the Board of Directors.

          MUNICIPAL INCOME, TENNESSEE TAX-EXEMPT AND LIMITED TERM TENNESSEE TAX-EXEMPT FUNDS. Each of these Funds' investments are valued by the Service. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the Fund's securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The Service's procedures are reviewed by the Company's officers under the general supervision of the Board of Directors.

          PRIME MONEY MARKET FUND, GOVERNMENT MONEY MARKET FUND, TREASURY MONEY MARKET FUND AND TAX-EXEMPT MONEY MARKET FUND. The valuation of each of these Funds' investment securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

          The Board of Directors has established, as a particular responsibility within the overall duty of care owed to each of these Funds' investors, procedures reasonably designed to stabilize each such Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's investment holdings by the Board of Directors, at such intervals as it deems appropriate, to determine whether such Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield data for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board of Directors. With respect to the Tax-Exempt Money Market Fund, market quotations and market equivalents used in the Board's review are obtained from an independent pricing service (the "Service") approved by the Board. The Service values the Tax-Exempt Money Market Fund's investments based on methods which include considerations of: yields or prices of municipal obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions. The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

          The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors promptly will consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

                       SHAREHOLDER SERVICES AND PRIVILEGES

          The services and privileges described under this heading may not be available to certain clients of the Adviser, its affiliates, certain Service Organizations and Institutions, and the Adviser, its affiliates, some Service Organizations and Institutions may impose certain conditions on their clients which are different from those described in the Prospectus or this Statement of Additional Information. Such investors should consult the Adviser, its affiliates, their Service Organization or Institution in this regard.

          EXCHANGE PRIVILEGE. The Exchange Privilege enables you to purchase, in exchange for shares of a Fund, shares of the same Class of another Fund in the ISG Family of Funds, to the extent such shares are offered for sale in your state of residence. If you desire to use this Privilege, you should consult the Adviser, its affiliate or Institution where you maintain your account, your Service Organization or the Administrator to determine if it is available and whether any conditions are imposed on its use.

          The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the Fund into which the exchange is being made.

          Shares will be exchanged at the next determined net asset value; however, a sales load, which may be waived or reduced as described below, may be charged with respect to exchanges of Class A Shares. No CDSC will be imposed on Class B Shares at the time of an exchange; however, shares acquired through an exchange will be subject to the CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired shares will be calculated from the date of the initial purchase of the Class B Shares exchanged. If you are exchanging Class A Shares into a Fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. No fees currently are charged shareholders directly in connection with exchanges although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          The exchange of shares of one Fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

          AUTO-EXCHANGE PLAN--PRIME, GOVERNMENT AND TAX-EXEMPT MONEY MARKET FUNDS ONLY. The Auto-Exchange Plan enables holders of Class B Shares of these Money Market Funds to make regular monthly or quarterly exchanges into Class B Shares of another Fund. The Transfer Agent will exchange automatically Class B Shares of the Fund in the amount specified (subject to applicable minimums) according to the schedule the investor has selected. Shares will be exchanged at the then-current net asset value. No CDSC will be imposed at the time of the exchange; however, the Class B Shares acquired through an exchange will be subject on redemption to the applicable CDSC, which will be calculated from the date of the initial purchase of the Class B Shares exchanged.

          Shareholders investing directly in Class B Shares of these Money Market Funds, as opposed to through an exchange, will be required to participate in the Auto-Exchange Plan and to establish the time and amount of their automatic exchanges such that all of the Class B Shares of the Fund so purchased will have been exchanged for Class B Shares of the other Funds within two years of purchase.

          To participate in the Auto-Exchange Plan, shareholders must complete the appropriate section of the Account Application. The Auto-Exchange Plan may be modified or canceled by the Company or the Administrator at any time. You may modify your instructions or cancel your participation in the Auto-Exchange Plan at any time by mailing written notification to ISG Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686.

          AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan permits you to purchase Class A or Class B Shares (minimum initial investment of $1,000 and minimum subsequent investments of $100 per transaction) at regular intervals selected by you. Provided your bank or other financial institution allows automatic withdrawals, Class A or Class B Shares may be purchased by transferring funds from the bank account designated by you. At your option, the account designated will be debited in the specified amount, and Class A or Class B Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This service enables you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish an Automatic Investment Plan account, you must check the appropriate box and supply the necessary information on the Account Application. You may obtain the necessary applications from the Administrator. You may cancel your participation in the Automatic Investment Plan or change the amount of purchase at any time by mailing written notification to ISG Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686, and such notification will be effective three business days following receipt. The Company may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

          DIRECTED DISTRIBUTION PLAN. The Directed Distribution Plan enables you to invest automatically dividends and capital gain distributions, if any, paid by a Fund in Class A or Class B Shares of another Fund of which you are a shareholder. Class A or Class B Shares of the other Fund will be purchased at the then-current net asset value. Minimum subsequent investments do not apply. Investors desiring to participate in the Directed Distribution Plan should check the appropriate box and supply the necessary information on the Account Application. The Plan is available only for existing accounts and may not be used to open new accounts. The Company may modify or terminate the Directed Distribution Plan at any time or charge a service fee. No such fee currently is contemplated.

          AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50), with respect to Class A or Class B Shares, on either a monthly, quarterly, semi-annual or annual basis if you have a $5,000 minimum account. The automatic withdrawal will be made on the first or fifteenth day, at your option, of the period selected. To participate in the Automatic Withdrawal Plan, you must check the appropriate box and supply the necessary information on the Account Application. The Automatic Withdrawal Plan may be ended at any time by the investor, the Company or the Transfer Agent.

          No CDSC with respect to Class B Shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 10% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B Shares under the Automatic Withdrawal Plan that exceed on an annual basis 10% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 10% of the initial account value. Purchases of additional Class A Shares where the sales load is imposed concurrently with withdrawals of Class A Shares generally are undesirable.

          REINSTATEMENT PRIVILEGE. The Reinstatement Privilege enables investors who have redeemed Class A or Class B Shares to repurchase, within 90 days of such redemption, Class A or Class B Shares of a Fund in an amount not to exceed the redemption proceeds received at a purchase price equal to the then-current net asset value determined after a reinstatement request and payment are received by the Transfer Agent. This privilege also enables such investors to reinstate their account for the purpose of exercising the Exchange Privilege. Upon reinstatement for Class B Shares, the investor's account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class B Shares reinvested. To use the Reinstatement Privilege, you must submit a written reinstatement request to the Transfer Agent. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. There currently are no restrictions on the number of times an investor may use this privilege.

          LETTER OF INTENT. By signing a Letter of Intent form, available from the Administrator or certain Service Organizations, you become eligible for the reduced sales load applicable to the total number of Class A Shares purchased in a 13-month period (beginning up to 90 days prior to the date of execution of the Letter of Intent) pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent.

          The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if the investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Assuming completion of the total minimum investment specified under a Letter of Intent, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to the submission of the Letter of Intent. In addition, if the investor's purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect the investor's total purchase at the end of 13 months.

          If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind the investor to purchase, or the Company to sell, the full amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A Shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was executed.

                             PERFORMANCE INFORMATION

          Current yield is computed pursuant to a formula which operates as follows: The amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned by the Fund during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

          Tax equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt.

          Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class's average annual total return figures calculated in accordance with such formula assume that in the case of Class A the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B, the maximum applicable CDSC has been paid upon redemption at the end of the period.

          Total return is calculated by subtracting the amount of the maximum offering price per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable
CDSC), and dividing the result by the maximum offering price per share at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period for Class A Shares or without giving effect to any applicable CDSC at the end of the period for Class B Shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A Shares or any applicable CDSC with respect to Class B Shares, which, if reflected, would reduce the performance quoted.

          Seven-day yield will be computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective annualized yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

          Yields will fluctuate and are not necessarily representative of future results. The investor should remember that yield is a function of the type and quality of the instruments held, their maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which each Fund's price per share is determined.

          Set forth below is the average annual total return for the indicated Fund and Class of shares as of December 31, 1998:

INTERNATIONAL EQUITY FUND

                                                          Average Annual
                                                           Total Return
                                                    ---------------------------
                                                    Without Sales    With Sales
Class A Shares                                          Charge          Charge*
                                                    --------------   ----------
1-Year.............................................    9.47%             4.31%
Since Inception 8/15/97............................    4.48%             0.83%
*   Reflects the maximum sales charge of 4.75%.

                                                               Average Annual
Institutional Shares                                            Total Return
                                                           --------------------
1-Year.............................................               9.47%
Since Inception 8/15/97............................               4.48%


The quoted returns reflect the performance from 8/15/97 to 12/14/98 of the DG International Equity Fund, an open-end investment company that was the predecessor fund to the ISG International Equity Fund.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

SMALL-CAP OPPORTUNITY FUND
---------------------------
                                                       Average Annual
                                                        Total Return
                                                 ------------------------------
                                                 Without Sales       With Sales
Class A Shares                                      Charge             Charge*
                                                 ---------------    ------------
1-Year........................................     -7.20%             -11.60%
5-Year........................................     11.46%              10.39%
10-Year.......................................     17.61%              17.05%
*   Reflects the maximum sales charge of 4.75%.


                                                         Average Annual
                                                         Total Return
                                                  ------------------------------
                                                   Without CDSC     With CDSC**
Class B Shares                                    ---------------  -------------

1-Year..................................             -7.13%            -9.74%
5-Year..................................             11.48%            10.35%
10-Year.................................             17.62%            17.62%

**Reflects the applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                               Average Annual
                                                                Total Return
                                                     ---------------------------
Institutional Shares

1-Year..................................                       -7.20%
5-Year..................................                       11.46%
10-Year.................................                       17.61%


The quoted returns reflect the performance from 8/1/94 to 12/14/98 of the DG Opportunity Fund, an open-end investment company that was the predecessor fund to the ISG Small-Cap Opportunity Fund.

Performance for the Class B Shares, which commenced operations on 12/21/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

CAPITAL GROWTH FUND

                                                        Average Annual
                                                         Total Return
                                                  ------------------------------
                                                  Without Sales      With Sales
Class A Shares                                        Charge           Charge*
                                                  --------------   -------------
1-Year.................................               32.05%            25.77%
5-Year.................................               22.35%            21.15%
10-Year................................               16.43%            15.87%
*  Reflects the maximum sales charge of 4.75%.

                                                            Average Annual
                                                            Total Return
                                                     ---------------------------
                                                     Without CDSC   With CDSC**
Class B Shares                                       ------------  ------------

1-Year..................................              30.96%            27.96%
5-Year..................................              21.94%            21.85%
10-Year.................................              16.24%            16.24%
**Reflects applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                              Average Annual
                                                               Total Return
                                                            -------------------
Institutional Shares

1-Year.................................                          32.40%
5-Year.................................                          22.21%
10-Year................................                          16.36%


Performance for the Class B Shares, which commenced operations on 2/5/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

LARGE-CAP EQUITY FUND

                                                            Average Annual
                                                             Total Return
                                                   -----------------------------
                                                   Without Sales     With Sales
Class A Share                                         Charge           Charge*

1-Year.................................               37.87%           31.30%
5-Year.................................               24.81%           23.60%
Since Inception 8/3/92.................               20.88%           19.97%
*  Reflects the maximum sales charge of 4.75%.

                                                           Average Annual
                                                            Total Return
                                                   -----------------------------
                                                    Without CDSC    With CDSC**
                                                   --------------  -------------
Class B Shares
1-Year.................................                37.83%         34.83%
5-Year.................................                24.80%         24.72%
Since Inception 8/3/92.................                20.88%         20.88%
**Reflects the applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                          Average Annual
                                                          Total Return
                                                         --------------------
Institutional Shares

1-Year.................................                       37.83%
5-Year.................................                       24.80%
10-Year................................                       20.88%


The quoted returns reflect the performance from 8/3/92 to 12/14/98 of the DG Equity Fund, an open-end investment company that was the predecessor fund to the ISG Large-Cap Equity Fund.

Performance for the Class B Shares, which commenced operations on 12/15/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

EQUITY INCOME FUND

                                                        Average Annual
                                                         Total Return
                                                   ----------------------------
                                                   Without Sales     With Sales
Class A Shares                                        Charge           Charge*
                                                   --------------   ------------
1-Year.................................                19.46%           13.76%
5-Year.................................                17.41%           16.28%
10-Year................................                14.78%           14.21%
* Reflects the maximum sales charge of 4.75%.


                                                        Average Annual
                                                         Total Return
                                                    ---------------------------
                                                    Without CDSC    With CDSC**
Class B Shares                                      -------------  ------------

1-Year.................................                18.77%        15.87%
5-Year.................................                17.28%        17.17%
10-Year................................                14.71%        14.71%
 **Reflects the applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                          Average Annual
                                                           Total Return
Institutional Shares                                     -----------------

1-Year.................................                       19.72%
5-Year.................................                       17.46%
10-Year................................                       14.80%


Performance for the Class B Shares, which commenced operations on 2/3/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

INCOME FUND

                                                           Average Annual
                                                           Total Return
                                                     ---------------------------
                                                     Without Sales   With Sales
 Class A Shares                                         Charge         Charge*
                                                     -------------  -----------
1-Year.................................                  8.28%         5.00%
5-Year.................................                  5.99%         5.35%
10-Year................................                  7.86%         7.53%
* Reflects the maximum sales charge of 3.00%.

                                                            Average Annual
                                                             Total Return
                                                      -------------------------
                                                      Without CDSC  With CDSC**
Class B Shares                                        ------------- -----------

1-Year.................................                 7.59%         4.59%
5-Year.................................                 5.84%         5.68%
10-Year................................                 7.78%         7.78%
**Reflects the applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                            Average Annual
                                                             Total Return
                                                           ------------------
Institutional Shares

1-Year.................................                           8.55%
5-Year.................................                           6.03%
10 Year................................                           7.88%


Performance for the Class B Shares, which commenced operations on 2/4/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

GOVERNMENT INCOME FUND

                                                            Average Annual
                                                             Total Return
                                                --------------------------------
                                                Without Sales       With Sales
Class A Shares                                     Charge             Charge*
                                                --------------   ---------------
1-Year.................................             8.95%             5.69%
5-Year.................................             6.47%             5.83%
Since Inception 8/3/92.................             6.91%             6.40%

*  Reflects the maximum sales charge of 3.00%.

                                                          Average Annual
                                                           Total Return
                                                        ---------------------
Institutional Shares

1-Year.................................                      8.83%
5-Year.................................                      6.45%
Since Inception 8/3/92.................                      6.89%


The quoted returns reflect the performance from 8/3/92 to 12/14/98 of the DG Government Income Fund, an open-end investment company that was the predecessor fund to the ISG Government Income Fund.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

LIMITED TERM INCOME FUND

                                                          Average Annual
                                                           Total Return
                                                     --------------------------
                                                      Without Sales  With Sales
Class A Shares                                           Charge        Charge*
                                                      -------------- -----------
1-Year.................................                   6.48%         3.28%
5-Year.................................                   5.48%         4.84%
10-Year................................                   6.94%         6.61%
*  Reflects the maximum sales charge of 3.00%.


                                                             Average Annual
                                                              Total Return
                                                   ----------------------------
                                                    Without CDSC    With CDSC**
Class B Shares                                     --------------  -------------

1-Year.................................                5.86%           2.86%
5-Year.................................                5.33%           5.17%
10-Year................................                6.86%           6.86%
**Reflects the applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                            Average Annual
                                                             Total Return
                                                          ---------------------
Institutional Shares

1-Year.................................                          6.86%
5-Year.................................                          5.54%
10-Year................................                          6.97%

Performance for the Class B Shares, which commenced operations on 2/4/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

LIMITED TERM U.S. GOVERNMENT FUND

                                                           Average Annual
                                                           Total Return
                                                  ------------------------------
                                                  Without Sales       With Sales
Class A Shares                                      Charge              Charge*
                                                  ---------------- -------------
1-Year.................................              6.69%              3.52%
5-Year.................................              5.01%              4.37%
10-Year................................              6.91%              6.59%
*  Reflects the maximum sales charge of 3.00%.


                                                          Average Annual
                                                             Total Return
                                                   ---------------------------
                                                   Without CDSC     With CDSC**
Class B Shares                                     --------------  -------------

1-Year..................................               5.93%          2.93%
5-Year..................................               4.86%          4.69%
10-Year.................................               6.84%          6.84%
 **Reflects the applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                           Average Annual
                                                            Total Return
                                                        ---------------------
Institutional Shares

1-Year.................................                        6.64%
5-Year.................................                        5.00%
10-Year................................                        6.91%


Performance for the Class B Shares, which commenced operations on 3/3/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

TENNESSEE TAX-EXEMPT FUND

                                                             Average Annual
                                                              Total Return
                                                   -----------------------------
                                                   Without Sales      With Sales
Class A Shares                                         Charge           Charge*
                                                   ---------------- ------------
1-Year.................................                 4.25%           1.18%
5-Year.................................                 3.25%           2.63%
10-Year................................                 5.44%           5.11%
*   Reflects the maximum sales charge of 3.00%.


                                                            Average Annual
                                                             Total Return
                                                   ----------------------------
                                                    Without CDSC    With CDSC**
                                                   -------------- --------------
Class B Shares

1-Year.................................                 3.91%          0.91%
5-Year.................................                 3.19%          3.02%
10-Year................................                 5.41%          5.41%
 **Reflects the applicable contingent deferred sales charge (maximum 4.00%).


The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

                                                          Average Annual
                                                           Total Return
                                                         --------------------
Institutional Shares

1-Year.................................                        4.52%
5-Year.................................                        3.32%
10-Year................................                        5.47%


Performance for the Class B Shares, which commenced operations on 2/24/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

The Institutional Share class was initially offered on 10/3/97 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

MUNICIPAL INCOME FUND

                                                        Average Annual
                                                         Total Return
                                               --------------------------------
                                               Without Sales       With Sales
Class A Shares                                   Charge              Charge*
                                               --------------   ---------------
1-Year.................................            5.33%             2.14%
5-Year.................................            5.06%             4.43%
Since Inception 12/29/92...............            6.29%             5.75%
**Reflects the maximum sales charge of 3.00%.

                                                         Average Annual
                                                          Total Return
                                                        -------------------
Institutional Shares

1-Year..................................                     5.34%
5-Year..................................                     5.06%
Since Inception 12/29/92................                     6.29%


The quoted returns reflect the performance from 12/29/92 to 12/14/98 of the DG Municipal Income Fund, an open-end investment company that was the predecessor fund to the ISG Municipal Income Fund.

The Institutional Share class was initially offered on 12/14/98 and reflects the historical performance of the Class A Shares (without sales charge) prior to that date.

LIMITED TERM TENNESSEE TAX-EXEMPT FUND

                                                           Average Annual
                                                            Total Return
                                                  ------------------------------
                                                  Without Sales       With Sales
Class A Shares                                       Charge            Charge*
                                                  ---------------  -------------
1-Year.................................                3.76%            0.68%
5-Year.................................                3.36%            2.74%
10-Year................................                4.91%            4.58%
*  Reflects the maximum sales charge of 3.00%.

                                                           Average Annual
                                                            Total Return
                                                   ---------------------------
                                                   Without CDSC    With CDSC**
Class B Shares                                     -------------  -------------

1-Year..................................             2.76%           -0.23%
5-Year..................................             3.16%            2.98%
10-Year.................................             4.81%            4.81%
**Reflects the applicable contingent deferred sales charge (maximum 4.00%).

The data for Class B Shares primarily presents the results of the Class A Shares. Actual Class B Shares average annual total return would have been lower.

Performance for the Class B Shares, which commenced operations on 2/3/98, is based on the historical performance of the Class A Shares (without sales charge) prior to that date. Class A Shares performance does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return would have been lower.

Past performance is not a prediction of future results. Each Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.

          From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, such as U.S. monetary or fiscal policies and actual or proposed tax legislation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, average life expectancy and pension and social security benefits. Comparative performance information may be used from time to time in advertising or marketing each Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate MonitorTM, IBC Money Fund Averages ReportTM, Bond Buyer's 20-Bond Index, Moody's Bond Survey Bond Index, Lehman Brothers Aggregate Bond Index and components thereof, S&P 500 Index, Russell 2000 Index, EAFE Index, the Dow Jones Industrial Average, CDA/Wiesenberger Investment Companies Service, Mutual Fund Values; Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

                        DIVIDENDS, DISTRIBUTION AND TAXES

          The Adviser believes that each operational Fund qualified as a "regulated investment company" under the Code for the fiscal year ended December 31, 1998. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gain), and must meet certain asset diversification and other requirements. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If a Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares for six months or less and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain dividend received.

          Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by the Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income from a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code generally provides that if a qualifying corporate shareholder has disposed of Fund shares held for less than 46 days, which 46 days generally must be during the 90-day period commencing 45 days before the shares become ex-dividend, and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial futures and options, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under
Section 1276 of the Code. A market discount bond is defined as any bond purchased by a Fund after April 30, 1993, and after its original issuance, at a price below its face or accredited value. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, any gain or loss realized by the Fund from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

          Offsetting positions held by a Fund involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 988 and 1256 of the Code. If the Fund was treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be treated as short-term capital gain or ordinary income.

          The Taxpayer Relief Act of 1997 included constructive sale provisions that generally will apply if a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as or substantially identical to the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.

          Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing such Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualifica tion as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

          All distributions from the Tennessee Tax-Exempt Fund or Tennessee Limited Term Tax-Exempt Fund, regardless of source, will be subject to the Tennessee corporate excise tax. Shares of these Funds may be subject to the Tennessee inheritance tax and the Tennessee estate tax if owned by a Tennessee decedent at the time of death.

          The International Equity Fund may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries (which taxes relate primarily to investment income). The International Equity Fund may make an election under Section 853 of the Code, provided more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

          If the International Equity Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code and gain realized with respect to PFIC securities that are marked-to-market will be treated as ordinary income under Section 1296 of the Code.


                             PORTFOLIO TRANSACTIONS

          GENERAL. Transactions are allocated to various dealers by the Funds' investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. The allocation of brokerage transactions also may take into account a broker's sales of Fund shares. No brokerage commissions have been paid to date, except as noted below.

          To the extent research services are furnished by brokers through which a Fund effects securities transactions, the Adviser may use such information in advising other funds or accounts it advises and, conversely, to the extent research services are furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises, the Adviser also may use such information in advising the Funds. Although it is not possible to place a dollar value on these services, if they are provided, it is the opinion of the Adviser that the receipt and study of any such services should not reduce the overall expenses of its research department.

          The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. The Fund may pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the Adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided.

          When transactions are executed in the over-the-counter market, the Adviser will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

          The Company's Board of Directors has determined, in accordance with
Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, that any portfolio transaction for the Fund may be executed by certain brokers that are affiliates of the Adviser when such broker's charge for the transaction does not exceed the usual and customary level.

          LARGE-CAP EQUITY, SMALL-CAP OPPORTUNITY, MID-CAP, INTERNATIONAL EQUITY, CAPITAL GROWTH AND EQUITY INCOME FUNDS. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more clients the Adviser might advise being engaged simultaneously in the purchase or sale of the same security. Portfolio turnover may vary from year to year, as well as within a year. It is anticipated that in any fiscal year, the turnover rate for each of these Funds generally should be less than 100%. Higher turnover rates are likely to result in comparatively greater brokerage expenses.

          For the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, the amounts paid by the indicated Funds for brokerage commissions, gross spreads and concessions on principal transactions, none of which was paid to the Distributor, were as follows:


NAME OF FUND                 1996              1997                 1998
------------                 ----              ----                 ----

Large-Cap Equity             $75,624(1)        $74,672(2)         $76,036(3)
Capital Growth               $88,860(4)        $360,208           $494,130
Small-Cap Opportunity        $315,139(1)       $498,832(2)        $318,620(3)
Equity Income                N/A               $16,678(5)         $314,269
International Equity         N/A               $67,394(2)         $68,007(3)

------------------
(1)   For the period March 1, 1996 through February 28, 1997.
(2)   For the period March 1, 1997 through February 28, 1998.
(3)   For the period March 1, 1998 through December 31, 1998.
(4) For the period April 1, 1996 (commencement of operations) through December 31, 1996.
(5) For the period February 27, 1997 (commencement of operations) through December 31, 1997.

          The aggregate amount of transactions during the last fiscal year in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions for the indicated Funds were as follows:


                                                                  Commissions/
Name of Fund                  Transaction Amounts                 Concessions

Large-Cap Equity                   $0                                $0
Capital Growth                     $0                                $0
Small-Cap Opportunity              $0                                $0
Equity Income                      $0                                $0
International Equity               $0                                $0


          During the fiscal years and/or periods ended December 31, 1996, 1997 and 1998, the amounts paid to the Adviser or its affiliates by the indicated Fund for brokerage Commissions and the percentage such amounts represent of the aggregate brokerage commissions paid by the Fund and of the aggregate dollar amount of transactions for which the Fund paid brokerage commissions were as follows:

                                                           % of Aggregate Brokerage           % of Aggregate Dollar
Name of Fund             Brokerage Commissions             Commissions                        Amount of Transactions
----------------         -----------------------------    -----------------------------       -------------------------------
                         1996(1)      1997        1998    1996(1)      1997     1998         1996(1)      1997         1998
                         -------      ----        ----    -------      ----     ----         -------      ----         ----
Capital Growth           $0           $0          $34,567    0%          0%      6.99%        0%           0%          0.10%
Equity Income            $0           $0          $17,821    0%          0%      5.67%        0%           0%          0.12%

------------------------
(1)    For the period from April 1, 1996 (commencement of operations) through
       December 31, 1996.


          INCOME, LIMITED TERM INCOME, MUNICIPAL INCOME, TENNESSEE TAX-EXEMPT, LIMITED TERM TENNESSEE TAX-EXEMPT, GOVERNMENT INCOME, LIMITED TERM U.S. GOVERNMENT, PRIME MONEY MARKET, GOVERNMENT MONEY MARKET, TREASURY MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS. Purchases and sales of Fund securities usually are principal transactions. Portfolio securities ordinarily are purchased directly from the issuer or from an underwriter or market maker. Usually no brokerage commissions are paid by the Fund for such purchases and sales. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of securities from market makers may include the spread between the bid and asked price.


                   INFORMATION ABOUT THE COMPANY AND THE FUNDS

          The Fund is authorized to issue 28 billion 500 million shares of Common Stock (with 1 billion 250 million shares allocated to the Prime Money Market Fund and 750 million shares allocated to each other Fund), par value $.001 per share. Each Fund's shares are classified into Class A Shares (250 million, 500 million in the case of each Money Market Fund), Class B Shares (250 million, except for Treasury Money Market Fund which does not offer Class B Shares) and Institutional Shares (250 million, 500 million in the case of each Money Market Fund). Each share has one vote and shareholders will vote in the aggregate and not by Class except as otherwise required by law. Each Fund share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. From time to time, other portfolios may be established and sold pursuant to other offering documents.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. However, the Rule exempts the election of directors from the separate voting requirements of the Rule.

          To date, 28 portfolios have been authorized. All consideration received by the Company for shares of one of the portfolios, and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and expenses of, one portfolio are treated separately from those of the other portfolios.

          Each Fund will send annual and semi-annual financial statements to all its shareholders.

          As of January 31, 1999, the following shareholders owned of record 5% or more of the outstanding shares of the indicated Fund and Class:

                                                   Percent of Total Shares
Name and Address                                     of Class Outstanding

ISG CAPITAL GROWTH FUND:

JC Bradford Company                                8.35% (Class A Shares)
F/B/O Robert Jernigan
330 Commerce Street
Nashville, TN  37201-1899

FTC & Company                                      5.58% (Class A Shares)
Attn:  Datalynx No. 106
P.O. Box 173736
Denver, CO  80217-3736

First American National Bank                      56.32% (Class A Shares)
Attn:  ISG Investment Management                  96.80% (Institutional Shares)
  and Trust
800 First American Center
Nashville, TN  37237


ISG EQUITY INCOME FUND:

First American National Bank                      62.45% (Class A Shares)
Attn:  ISG Investment Management                  97.10% (Institutional Shares)
         and Trust
800 First American Center
Nashville, TN  37237

ISG LARGE-CAP EQUITY FUND:

First American National Bank                      85.59% (Institutional Shares)
Attn:  ISG Investment Management and Trust
800 First American Center
Nashville, TN  37237

NFSC FEBO FAN-156833                              10.55% (Class B Shares)
Charles T. Duke
206 Bonnabrook Drive
Hermitage, TN  37076

NFSC FEBO FAN-158690                               7.21% (Class B Shares)
Patricia A. Estes
104 Bill Stewart Blvd.
Lavergne, TN 37086

NFSC FEBO FAN-159417                               7.06% (Class B Shares)
Albert Don Taylor
7492 Nolensville Road
Nolensville, TN  37135

ISG SMALL-CAP OPPORTUNITY FUND:

First American National Bank                      90.76% (Institutional Shares)
Attn:  ISG Investment Management and Trust
800 First American Center
Nashville, TN  37237

NFSC FEBO FAE-004251                              12.47% (Class B Shares)
First American National Bank, Custodian
738 Tobylynn Drive
Nashville, TN  37211

NFSC FEBO FAN-110625                              28.26% (Class B Shares)
Rhonda K. Sheppard, Custodian
532 Emily Drive
Smyrna, TN 37167

NFSC FEBO FAN-110833                              26.31% (Class B Shares)
Rhonda K. Sheppard, Custodian
532 Emily Drive
Smyrna, TN 37167

NFSC FEBO FAN-110833                              32.94% (Class B Shares)
Janis G. Lopez
2723 Albany Court
Murfreesboro, TN  37219

Sanwa Bank of California                          15.76% (Class A Shares)
Wilshire Associates, Inc.
444 Market Street, 23rd Floor
San Francisco, CA 94111-5325

JC Bradford Company                               12.96% (Class A. Shares)
RCIP Limited Partners 1
330 Commerce Street
Nashville, TN 37201-1899

ISG INCOME FUND:

First American National Bank                      83.52% (Class A Shares)
Attn:  ISG Investment Management                  99.83% (Institutional Shares)
         and Trust
800 First American Center
Nashville, TN  37237

NFSC FEBO FAN-107280                               6.26% (Class B Shares)
Mary M. McGavock
115 Woodmont Blvd. Apt. 22O
Nashville, TN  37205

NFSC FEBO FAE-033243                              10.40% (Class B Shares)

NFSC FEBO FAN-109630

Mildred V. Morgan                                  5.96% (Class B Shares)
1449 Fosterville Loop
Bell Buckle, TN  37020


ISG LIMITED TERM U.S. GOVERNMENT FUND:

First American National Bank                      93.68% (Institutional Shares)
Attn:  ISG Investment Management and Trust
800 First American Center
Nashville, TN  37237

Martha D. Waller                                   5.50% (Class A Shares)
Martha Sue Waller
2615 Poplar Springs Drive
Meridian, MS 38305-4614

Anderson Support and Equipment                     7.85% (Class A Shares)
Foundation Inc.
1400 20th Avenue
Meridian, MS 38301-4103

National Financial Services Corp.                 10.86% (Class B Shares)
Rasberry Comm. Properties, L.P.
800 Spring Street S
Bethany, LA  71007-9532

NFSC FEBO FAN-107280                              17.66% (Class B Shares)
Mary M. McGarock
115 Woodmont Blvd. Apt. 22O
Nashville, TN  37205

NFSC FEBO FAD-029864                               6.03% (Class B Shares)
Ruby Page Morton
521 Fairfax Avenue
Nashville, TN  37212

NFSC FEBO FAN-092312                               7.23% (Class B Shares)
Lois B. Hoge
20 Ridge Road
Westminster, MD 21157

NFSC FEBO FAN-103012                              13.28% (Class B Shares)
Mary L. Binkley
309 Chesterfield Circle
Madison, TN  37115

NFSC FEBO FAN-137383                              10.79% (Class B Shares)
Beatrice P. Rushing
430 Forrest Avenue
Jackson, TN  38301

NFSC FEBO FAP-068025                              11.57% (Class B Shares)
First American National Bank, Custodian
306 Dye Road
Bell Buckle, TN  37020

NFSC FEBO FAN-155306                              10.13% (Class B Shares)
Woodrow W. Billips
3701 Woodlawn Drive
Nashville, TN 37215

ISG LIMITED TERM TENNESSEE TAX-EXEMPT FUND:

First American National Bank                      99.40% (Class A Shares)
ATTN: ISG Investment Management & Trust
800 First American Center
Nashville, TN  37237

NFSC FEBO FAN-000078                               8.95% (Class B Shares)
Rose S. Kennon
1603 Tyne Blvd.
Nashville, TN 37216

NFSC FEBO FAD-024937                               8.38% (Class B Shares)
Mary Ann Pangle
3916 Caylor Drive
Nashville, TN 37215

NFSC FEBO FAD-027499                               6.87% (Class B Shares)
Thomas I. Sutton
4616 Tara Drive
Nashville, TN 37215

NFSC FEBO FAN-059580                               7.70% (Class B Shares)
Floyd W. Rhew
5009 D. Camelot Drive
Columbia, TN  38401

NFSC FEBO FAN-090565                              13.96% (Class B Shares)
Mary Dye
1913 Truett Street
Nashville, TN 37206

NFSC FEBO FAN-109183                               6.99% (Class B Shares)
Louese H. Peace
7919 Lakeview Heights
Baxter, TN 39544

NFSC FEBO FAN-142115                              13.49% (Class B Shares)
Yvonne P. Benson
4409 Belmont Terrace #246
Nashville, TN  37215

ISG TENNESSEE TAX-EXEMPT FUND:

First American National Bank                      16.78% (Class A Shares)
Attn:  ISG Investment Management & Trust
800 First American Center
Nashville, TN  37237

CoreLink Financial Inc.                           12.07% (Class A Shares)
PO Box 4054
Concord, CA  94520

JC Bradford Company                               13.24% (Class A Shares)
BTC SUC TUA Jeanne A
330 Commerce Street
Nashville, TN  37201-1899

NFSC FEBO FAN-060623                               7.66% (Class A Shares)
James E. Richards, III
10 Castlewood Court
Nashville, TN 37215

NFSC FEBO FAN-071587                               8.63% (Class A Shares)
Janet Myers Trent
1400 Kenesaw Avenue, Apt. 12R
Knoxville, TN  37918

NFSC FEBO FAN-080438                               6.79% (Class A Shares)
Alan F. Cooper
3305 Honeywood Drive
Johnson City, TN  37604

NFSC FEBO FAN-048933                               7.29% (Class B Shares)
Vivian M. Jones
5400 Park Avenue Unit - 306
Memphis, TN  34119

NFSC FEBO FAN-128732                               5.36% (Class B Shares)
Emil Fay Penley
1920 Bowster Drive, Apt C-8
Kingport, TN  37660

NFSC FEBO FAN-068340                               9.13% (Class B Shares)
Frances T. Harris
8045 Sunrise Circle
Franklin, TN  37067

NFSC FEBO FAN-267880                              10.76% (Class B Shares)
Bobby L. Jones
9 Abbeywood Court
Nashville, TN  37215

NFSC FEBO FAN-230626                              10.02% (Class B Shares)
Emmet R. Ray Sr.
Mary F. Ray
802 Davis Drive
Brentwood, TN  37027

NFSC FEBO FAN-162552                               7.19% (Class B Shares)
Brenda K. Brasher
8244 Spring Ridge Drive
Nashville, TN 37221

ISG LIMITED TERM INCOME FUND:

CoreLink Financial Inc.                           24.60% (Class A Shares)
P.O. Box 4054
Concord, CA  94520

FTC & Company                                     35.09% (Class A Shares)
P.O. Box 173736
Denver, CO  80217-3736

First American National Bank                      38.28% (Institutional Shares)
Attn:  ISG Investment Management and Trust
800 First American Center
Nashville, TN  37237

NFSC FEBO FAN-107280                              12.51% (Class B Shares)
Mary M. McGavook
115 Woodmont Blvd. Apt. 220
Nashville, TN  37206

NFSC FEBO FAN-092312                               5.06% (Class B Shares)
Lois B. Hoge
20 Ridge Road
Westminster, MD  21157

NFSC FEBO FAN-109630                              13.25% (Class B Shares)
Mildred V. Morgan
1448 Footerville Loop
Bell Buckle, TN  37020

NFSC FEBO FAN-121002                               5.09% (Class B Shares)
Faye Ellen Dunlap
4612 Singleton Station Road
Louisville, TN  37777

NFSC FEBO FAN-129216                               8.46% (Class B Shares)
Margaret H. Leeper
137 Piney Flats Road
Piney Flats, TN  37686

NFSC FEBO FAP-062073                               9.84% (Class B Shares)
First American National Bank, Custodian
202 Windsor Terr. Road
Nashville, TN  37221

NFSC FEBO FAP-074845                              10.29% (Class B Shares)
First American National Bank, Custodian
347 Dafoe Circle
Maryville, TN  37804

NFSC FEBO FAP-058025                               8.16% (Class B Shares)
First American National Bank, Custodian
306 Dye Road
Bell Buckle, TN  37020

First American National Bank                      99.84% (Institutional Shares)
First American Center
300 Union Street
Nashville, TN  37237

ISG PRIME MONEY MARKET FUND:

First American National Bank                      12.99% (Class A Shares)
Attn: ISG Investment                              99.44% (Institutional Shares)
        Management and Trust
800 First American Center
Nashville, TN 37237

National Financial Services Corp.                 86.54% (Class A Shares)
Exclusively for the Benefit of our Customers
200 Liberty Street
New York, NY  10281

NFSC FEBO FAD-034177                              11.72% (Class B Shares)
Sanh Huzl Huynh
4917 Franklin Road
Nashville, TN  37220

NFSC FEBO FAN-064009121002                        22.50% (Class B Shares)
William E. Brazell
127 W End
Dickson, TN  37055

NFSC FEBO FAN-104426                              23.23% (Class B Shares)
Norma I. Haden
272 Sailboat Drive
Nashville, TN  37217

NFSC FEBO FAP-065617                              10.08% (Class B Shares)
First American National Bank, Custodian
272 Sailboat Drive
Nashville, TN  37217

NFSC FEBO FAN-102121                              11.50% (Class B Shares)
First American National Bank, Custodian
610 Henslee Drive
Dickson, TN  37055

NFSC FEBO FAN-156019                              10.50% (Class B Shares)
Glynda B. Pendergrass
204 Village Circle West
Dickson, TN  37055

NFSC FEBO FAD-044407                              10.47% (Class B Shares)
Scott A. Moore
753 Radiance Drive
Cordova, TN  38018

ISG TREASURY MONEY MARKET FUND:

First American National Bank                      24.35% (Class A Shares)
Attn: ISG Investment                              97.75% (Institutional Shares)
Management and Trust
800 First American Center
Nashville, TN 37237

Hare & Co.                                        66.01% (Class A Shares)
c/o The Bank of New York
Attn:  Stif/Master Note
One Wall Street
New York, NY  10286

National Financial Services Corp.                  6.72% (Class A Shares)
Exclusively for the Benefit
of our Customers
200 Liberty Street
New York, NY  10281

ISG GOVERNMENT INCOME FUND:

National Financial Services Corp.                  5.14% (Class A Shares)
Highland Plantation
Attn:  James D. Bell
1248 Highland Plantation Road
Greenville, MS 36701-9252

NFSC FEBO OIC 800962                              11.33% (Class A Shares)
Hodding Carter Memorial YMCA
1688 Fairground Road
Greenville, MS  38703-7805

NFSC FEBO BH2 379948                               5.39% (Class A Shares)
William F. Ford
SH 2069
Shreveport, LA  71101-3666

NFSC FEBO BH2 190349                              16.49% (Class A Shares)
Johnny B. Mitchell
Mary Sue Mitchell
904 Meadowbrook Drive
West Monroe, LA  71291-5035

NFSC FEBO BH2 001392                              10.11% (Class A Shares)
Marie Gober
2326 Bienville Drive
Monroe, LA  71201-2945

NFSC FEBO FAD-045543                              99.96% (Class B Shares)
James R. Wesson
612 Spring House Court
Brentwood, TN  37027

First American National Bank                      88.40% (Institutional Shares)
Attn:  ISG Investment Management & Trust
800 First American Center
Nashville, TN  37237

ISG MUNICIPAL INCOME FUND:

Pullen Estate LP                                   5.82% (Class A Shares)
PO Box 5372
Jackson, MS  39296-5372

NFSC FEBO OIC 375128                              10.59% (Class A Shares)
Blanche R. Young
334 Williamsburg Road
Columbia, MS  36701-1948

NFSC FEBO OIC 528730                               5.60% (Class A Shares)
Harvey C. Sanders
Alda Sanders
PO Box 4387
Jackson, MS  39296-4387

NFSC FEBO OIC 215384                               5.19% (Class A Shares)
James A. O'Neill, Jr.
Marie D. O'Neill
2302 St. Charles Avenue, 3A
New Orleans, LA  70130-5849

NFSC FEBO OIC 560251                              36.13% (Class A Shares)
Cheryl Jean Jones
Max & Martha Jordan Family Trust
1175 Jordan Lane
Raymond, MS  39154-8725

BISYS Fund Services, L.P.                        100.00% (Class B Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

First American National Bank                      99.39% (Institutional Shares)
Attn:  ISG Investment Management & Trust
800 First American Center
Nashville, TN  37237

ISG INTERNATIONAL EQUITY FUND:

Houvis & Co.                                      59.61% (Class A Shares)
First American National Bank
RPO Legwell & Sons, Enterprises
300 Union Street, NA  0052
Nashville, TN  37237-0001

NFSC FEBO OIC 054372                               7.00% (Class A Shares)
John R. Nunnery
PO Box 1325
Meridian, MS  39302-1325

NFSC FEBO BH2 128899                               7.27% (Class A Shares)
David H. Nordyke
6113 River Road
Shreveport, LA  71105-4833

NFSC FEBO OIC 176060215384                        13.85% (Class A Shares)
Mark A. Barger
Lacy N. Langford
PO Box 296
Greenwood, MS  38936-0295

BISYS Fund Services, L.P.                        100.00% (Class B Shares)
3435 Stelzer Road
Columbia, Ohio  43219-8001

First American National Bank                      90.13% (Institutional Shares)
Attn:  ISG Investment Management & Trust
800 First American Center
Nashville, TN  37237

ISG AGGRESSIVE GROWTH PORTFOLIO:

Lorrie D. Madden                                  99.01% (Class A Shares)
James B. Madden
1054 Huntsman CR
Franklin, TN  37064

BISYS Fund Services, L.P.                        100.00% (Institutional Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

ISG GROWTH PORTFOLIO:

BISYS Fund Services, L.P.                        100.00% (Institutional Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

ISG GROWTH & INCOME PORTFOLIO:

BISYS Fund Services, L.P.                        100.00% (Class A Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

BISYS Fund Services, L.P.                        100.00% (Institutional Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

ISG MODERATE GROWTH & INCOME PORTFOLIO:

BISYS Fund Services, L.P.                        100.00% (Class A Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

BISYS Fund Services, L.P.                        100.00% (Institutional Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

ISG CURRENT INCOME PORTFOLIO:

BISYS Fund Services, L.P.                        100.00% (Class A Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001

BISYS Fund Services, L.P.                        100.00% (Institutional Shares)
3435 Stelzer Road
Columbus, Ohio  43219-8001


          A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                        COUNSEL AND INDEPENDENT AUDITORS

          Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of Common Stock being sold pursuant to the Prospectus.

          KPMG LLP, Two Nationwide Plaza, Columbus, Ohio 43215, independent auditors, have been selected as each Fund's auditors.

                              FINANCIAL STATEMENTS

          The Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1998 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference into this Statement of Additional Information.

                                    APPENDIX

          Description of certain ratings assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff") and Thomson BankWatch, Inc.("BankWatch"):

S&P

BOND RATINGS

                                       AAA

          Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                        A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                                       BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                                       BB

          Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

          S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATING

          The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

BOND RATINGS

                                       Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                        A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                       Baa

          Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                                       Ba

          Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

COMMERCIAL PAPER RATING

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or relating supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

BOND RATINGS

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                                       AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                                       AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                        A

          Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                                       BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                                       BB

          Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                                      F-1+

          EXCEPTIONALLY STRONG CREDIT QUALITY. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                                       F-1

          VERY STRONG CREDIT QUALITY. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                       F-2

          GOOD CREDIT QUALITY. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

BOND RATINGS

                                       AAA

          Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                       AA

          Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                        A

          Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                       BBB

          Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

                                       BB

          Bonds rated BB are below investment grade but are deemed by Duff as likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

          Plus (+) and minus (-) signs are used with a rating symbol (except
AAA) to indicate the relative position of a credit within the rating category.

COMMERCIAL PAPER RATING

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

BankWatch

COMMERCIAL PAPER AND SHORT-TERM OBLIGATIONS RATINGS

          The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

INTERNATIONAL AND U.S. BANK RATINGS

          In addition to its ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization, including, where applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.